UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Semiannual Report to Shareholders

DWS Lifecycle Long Range Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks of companies the fund holds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 0.89% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/08
DWS Lifecycle Long Range Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Institutional Class	-11.43%	-16.68%	.47%	4.30%	3.76%
Russell 1000® Index+	-11.06%	-22.10%	.13%	5.49%	3.49%
S&P 500® Index+	-10.87%	-21.98%	.22%	5.17%	3.06%
MSCI EAFE Index+	-22.35%	-30.50%	1.12%	9.69%	5.02%
Citigroup Broad Investment Grade Bond Index+	-1.26%	4.51%	4.49%	4.04%	5.33%
Barclays Capital US Aggregate Index+	-1.50%	3.65%	4.15%	3.78%	5.20%
Asset Allocation Index — Long Range+	-7.66%	-12.83%	1.52%	4.27%	3.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 9/30/08	$ 8.73
3/31/08	$ 10.22
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ .21
Capital Gain Distributions	$ .13
Institutional Class Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	349	of	498	70
3-Year	194	of	362	54
5-Year	96	of	244	40
10-Year	70	of	139	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment

[] DWS Lifecycle Long Range Fund — Institutional Class

[] Russell 1000 Index+

[] S&P 500 Index+

[] MSCI EAFE Index+

[] Citigroup Broad Investment Grade Bond Index+

[] Barclays Capital US Aggregate Index+

[] Asset Allocation Index — Long Range+

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$833,200	$1,014,300	$1,234,500	$1,445,800
	Average annual total return	-16.68%	.47%	4.30%	3.76%
Russell 1000 Index+	Growth of $1,000,000	$779,000	$1,004,000	$1,306,600	$1,409,100
	Average annual total return	-22.10%	.13%	5.49%	3.49%
S&P 500 Index+	Growth of $1,000,000	$780,200	$1,006,500	$1,286,600	$1,352,000
	Average annual total return	-21.98%	.22%	5.17%	3.06%
MSCI EAFE Index+	Growth of $1,000,000	$695,000	$1,034,000	$1,588,000	$1,632,200
	Average annual total return	-30.50%	1.12%	9.69%	5.02%
Citigroup Broad Investment Grade Bond Index+	Growth of $1,000,000	$1,045,100	$1,140,700	$1,218,900	$1,680,000
	Average annual total return	4.51%	4.49%	4.04%	5.33%
Barclays Capital US Aggregate Index+	Growth of $1,000,000	$1,036,500	$1,129,800	$1,204,000	$1,659,500
	Average annual total return	3.65%	4.15%	3.78%	5.20%
Asset Allocation Index — Long Range+	Growth of $1,000,000	$871,700	$1,046,300	$1,232,800	$1,475,700
	Average annual total return	-12.83%	1.52%	4.27%	3.97%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index replaced the S&P 500 as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
The Asset Allocation Index — Long Range is calculated using the performance of six unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, S&P 500 Index until December 31, 2006, Russell 2000 Index, and MSCI EAFE Index), bonds (Citigroup Broad Investment Grade Bond Index until December 31, 2007, Barclays Capital US Aggregate Index and Credit Suisse High Yield Index as of January 1, 2008) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 1.05% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, Class S shares of the Fund were issued in conjunction with the combination of the Fund and Scudder Lifecycle Long Range Fund, each a feeder fund that had invested all of its investable assets in the same master portfolio. Returns shown for Class S shares for the period prior to July 25, 2003 are derived from the historical performance of the Institutional Class shares of the DWS Lifecycle Long Range Fund during such period and have been adjusted to reflect the higher total annual operating expenses of the Class S shares. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/08
DWS Lifecycle Long Range Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-11.65%	-17.02%	.16%	3.92%	3.34%
Russell 1000 Index+	-11.06%	-22.10%	.13%	5.49%	3.49%
S&P 500 Index+	-10.87%	-21.98%	.22%	5.17%	3.06%
MSCI EAFE Index+	-22.35%	-30.50%	1.12%	9.69%	5.02%
Citigroup Broad Investment Grade Bond Index+	-1.26%	4.51%	4.49%	4.04%	5.33%
Barclays Capital US Aggregate Index+	-1.50%	3.65%	4.15%	3.78%	5.20%
Asset Allocation Index — Long Range+	-7.66%	-12.83%	1.52%	4.27%	3.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/08	$ 8.36
3/31/08	$ 9.79
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ .19
Capital Gain Distributions	$ .13
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	369	of	498	74
3-Year	221	of	362	61
5-Year	121	of	244	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[] DWS Lifecycle Long Range Fund — Class S

[] Russell 1000 Index+

[] S&P 500 Index+

[] MSCI EAFE Index+

[] Citigroup Broad Investment Grade Bond Index+

[] Barclays Capital US Aggregate Index+

[] Asset Allocation Index — Long Range+

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,298	$10,049	$12,119	$13,893
	Average annual total return	-17.02%	.16%	3.92%	3.34%
Russell 1000 Index+	Growth of $10,000	$7,790	$10,040	$13,066	$14,091
	Average annual total return	-22.10%	.13%	5.49%	3.49%
S&P 500 Index+	Growth of $10,000	$7,802	$10,065	$12,866	$13,520
	Average annual total return	-21.98%	.22%	5.17%	3.06%
MSCI EAFE Index+	Growth of $10,000	$6,950	$10,340	$15,880	$16,322
	Average annual total return	-30.50%	1.12%	9.69%	5.02%
Citigroup Broad Investment Grade Bond Index+	Growth of $10,000	$10,451	$11,407	$12,189	$16,800
	Average annual total return	4.51%	4.49%	4.04%	5.33%
Barclays Capital US Aggregate Index+	Growth of $10,000	$10,365	$11,298	$12,040	$16,595
	Average annual total return	3.65%	4.15%	3.78%	5.20%
Asset Allocation Index — Long Range+	Growth of $10,000	$8,717	$10,463	$12,328	$14,757
	Average annual total return	-12.83%	1.52%	4.27%	3.97%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index replaced the S&P 500 as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
The Asset Allocation Index — Long Range is calculated using the performance of six unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, S&P 500 Index until December 31, 2006, Russell 2000 Index, and MSCI EAFE Index), bonds (Citigroup Broad Investment Grade Bond Index until December 31, 2007, Barclays Capital US Aggregate Index and Credit Suisse High Yield Index as of January 1, 2008) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks. Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 883.50	$ 885.70
Expenses Paid per $1,000*	$ 3.64	$ 2.60
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,021.21	$ 1,022.31
Expenses Paid per $1,000*	$ 3.90	$ 2.79
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.77%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Lifecycle Long Range Fund's performance, strategy and the market environment during the six-month period ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe market conditions over the last six  months?

A: This was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. By early 2008, what began as a correction in the subprime housing market had accelerated into the worst financial crisis in decades, with profound implications for the entire US economy and related effects on global markets and economies. Financial markets became quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets and a highly volatile equity market.1 These problems reached crisis proportions in September, as troubledseveral financial firms failed or were forced into mergers with stronger entitiesfiled for bankruptcy protection and others appeared to be near collapse. The US government has taken unprecedented actions, including instituting temporary insurance on money market  funds, expanding access by financial institutions to the US  Federal Reserve Board (the Fed), and the purchase by the Treasury of billions of dollars of illiquid securities from financial institutions.

1 Credit spread — the additional yield provided by non-Treasury fixed income securities versus Treasury securities of comparable duration.

In this very difficult environment, most US equity indices posted negative returns for the six months ended September 30, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -10.27% for the period.2 Small-cap stocks generally performed better than large-cap stocks; the Russell 1000® Index, which measures performance of large-cap stocks, returned -11.06%, while the small-cap Russell 2000® Index returned -0.54%.3 Value stocks performed somewhat better than growth stocks: the Russell 3000® Growth Index returned -10.6118%, while the Russell 3000® Value Index returned -10.169.52%.4 Most international markets performed worse than the US market: the return of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Europe and Far East (EAFE) Index, which measures performance of a broad range of international markets, was -22.35%. Emerging markets were even weaker than developed markets: the return of the MSCI Emerging Markets Index was -27.44%.5

2 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
5 The MSCI Emerging Markets Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure market performance in global emerging markets. MSCI indices are calculated using closing market prices and translate to US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
6 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Bond returns were also generally negative, except for US Treasury securities. The Lehman BrothersBarclays Capital US Aggregate Index, which measures return of the bond market as a whole, posted a return of -1.50%.6 The rReturn of the Merrill Lynch 1-35 year Treasury Index was 0.8147%, and the return of the Merrill Lynch 3-Month T-Bill Index was 0.94%.7,8

7 The Merrill Lynch 1-5 Year US Treasury Index is an index of US Treasury securities with maturities of one to five years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of returns on US Treasury securities.
8 The Merrill Lynch 3-Month T-Bill Index is an index of US Treasury securities with maturities of three months or less. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of short-term returns on cash investments.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Lifecycle Long Range Fund managed?

A: The fund invests in a mix of stocks, bonds and short-term investments, with a strategic allocation to each asset class. To derive the strategic asset allocation we use a proprietary methodology that consists of several steps. First, we derive long-term equilibrium return forecasts, taking into account long-term factors such as productivity rates and inflation expectations. Then we combine the equilibrium returns with medium-term views. Finally we use the medium-term forecasts to derive optimal asset allocation using a proprietary optimization system. The current target allocation is 43% in large-cap equities, 7% in small-cap equities, 10% in international equities, 32% in investment-grade bonds, 3% in high-yield bonds and 5% in cash equivalents. We will review strategic asset allocation at least annually going forward.

In the equity portion of the portfolio, we use several quantitative and qualitative security selection strategies designed to achieve long-term outperformance by systematically exploring market inefficiency. For US equities, our quantitative stock selection model uses a broad range of information from companies' balance sheets, income statements and cash flow statements. The signals are selected based on statistical evidence and economic intuition.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Lehman BrothersBarclays Capital US Aggregate Index. We have also allocated a smaller portion of the fixed-income to high-yield bonds since the end of 2007.

In addition to the main investment strategy, we employ a global tactical asset allocation strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage ofportable alpha strategy, which is designed to add value by benefiting from short-term and medium-term mispricings within global equity, bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings. It  utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to  make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each  month.9

The portable alpha strategy combines diverse macro investment views from various investment teams within DB Advisors. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches, thereby enhancing the expected return for a given level of risk. The collective views are then used to determine positions using a disciplined risk-managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The positions are then implemented using futures and forward contracts. The portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.10

Q: How did the fund perform during the period?

A: We find that onethe best way to evaluate performance is to compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Mixed-Asset Target Allocation Moderate Funds category.9101 For the six months ended September 30, 2008, DWS Lifecycle Long Range Fund had a return of -11.43% (Institutional Class). The fund underperformed its Lipper peer group of Mixed-Asset Target Allocation Moderate Funds, which had an average return of -9.26%. (Past performance is no guarantee of future results. Please see pages 5 through 12 for the  performance of other share classes and more complete performance information.)

9 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What decisions had the greatest effect on the fund's performance over the period?

A: The fund's strategic asset allocation contributed to performance; however, the underlying strategies on balance detracted from performance, with the exception of the quantitative international sleeve and the high-yield sleeve, which marginally added value. Within the quantitative international equity sleeve, holdings in the United Kingdom provided the most significant contribution to return, driven mainly by a significant underweight in the financial sector, which performed poorly, as well as an underweight in the economically sensitive materials sector.10

10 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The fundamental international equity sleeve detracted from performance. Within the fundamental international equity sleeve, allocation among industry sectors contributed to performance, specifically an overweight of the healthcare sector, which is considered defensive, and an underweight of the financial sector.The strategy benefited from strong asset allocation from a sector perspective, overweighting defensive health care sector and underweighting financials. However, this was not enough to offset stock selection weakness in the consumer discretionary and energy sectors.

Within the US equity portion of the portfolio, the small quantitative equity underperformance resulted mainly from overweights in technology and consumer durables sectors and an underweight in diversified financials. The domestic large-cap quantitative equity underperformance was driven by the energy, materials, pharmaceuticals and biotechnology sectors.

In the fixed-income space, the core fixed-income strategy underperformed its benchmarks, as it has in prior periods. The main sources of this underperformance were exposure to corporate bonds, mainly in the financial industry, and mortgage-backed securities. In the case of mortgage-backed securities, we believe that the positions held in the portfolio have significant long-term value that is currently obscured by accounting requirements that mandate valuing these securities at current market prices, which are severely depressed by a lack of market liquidity.

The iGAPportable alpha strategy also detracted from performance. Strength in the dollar near the end of the period, sparked by lower oil prices and concerns about slowing growth in other economies, hurt the fund's long foreign currency positions, offsetting much of the gains from earlier in 2008. Asian currencies dropped in value, as overseas funds dumped stocks on concern that slowing global growth will dampen demand for Asian exports. The high-yielding Norwegian krone also traded lower during September as risk aversion, declining commodity prices and expected rate cuts weighed on the  currency.

Q: Do you have other comments for shareholders?

A: In this challenging market environment, risk aversion dominates market sentiment, with financial and credit concerns at the forefront. During times of uncertainty with regard to credit markets, geopolitical risks, economic growth and inflation, this fund, with its investments in multiple asset classes, can be a worthwhile investment because of its relatively low volatility and higher risk-adjusted returns. We believe that a disciplined asset allocation fund such as DWS Lifecycle Long Range Fund offers investors the potential to take advantage of a wide range of investment opportunities with a moderate degree of risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/08	3/31/08

Common Stocks	58%	58%
Commercial and Non-Agency Mortgage-Backed Securities	14%	12%
Corporate Bonds	9%	8%
Mortgage-Backed Securities Pass-Throughs	6%	6%
Government & Agency Obligations	4%	5%
Cash Equivalents	3%	7%
Collateralized Mortgage Obligations	2%	2%
Municipal Bonds & Notes	2%	1%
Asset Backed	1%	—
Preferred Securities	1%	1%
	100%	100%
Sector Diversification (As a % of Equities and Corporate Bonds)	9/30/08	3/31/08

Financials	17%	18%
Information Technology	13%	13%
Energy	12%	13%
Health Care	12%	10%
Industrials	11%	11%
Consumer Staples	10%	8%
Consumer Discretionary	9%	10%
Materials	6%	5%
Utilities	5%	6%
Telecommunication Services	5%	6%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	9/30/08	3/31/08

United States	82%	78%
Europe (excluding United Kingdom)	9%	9%
Japan	2%	2%
Pacific Basin	2%	3%
United Kingdom	2%	2%
Other	3%	6%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

Ten Largest Equity Holdings at September 30, 2008 (10.1% of Net Assets)
1. Microsoft Corp. Developer of computer software	1.3%
2. Procter & Gamble Co. Manufacturer of diversified consumer products	1.3%
3. Wells Fargo & Co. Provider of various financial services	1.1%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.1%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	1.0%
6. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.0%
7. Philip Morris International, Inc. Seller and distributor of tobacco products	0.9%
8. ExxonMobil Corp. Explorer and producer of oil and gas	0.8%
9. Comcast Corp. Developer, manager, and operator of hybrid fiber-coaxial broadband cable communications networks	0.8%
10. Eli Lilly & Co. Producer of pharmaceuticals	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 56.8%
Consumer Discretionary 5.0%
Auto Components 0.4%
Aisin Seiki Co., Ltd.	100	2,441
ArvinMeritor, Inc.	6,100	79,544
Bridgestone Corp.	400	7,501
Compagnie Generale des Etablissements Michelin "B"	157	10,301
Continental AG	138	11,333
Denso Corp.	300	7,368
Fuel Systems Solutions, Inc.*	2,600	89,570
Lear Corp.*	10,500	110,250
Magna International, Inc. "A"	500	25,689
Nokian Renkaat Oyj	10,035	243,903
Rieter Holding AG (Registered)	6	1,823
Stoneridge, Inc.*	13,500	151,875
Toyota Industries Corp.	200	5,055
TRW Automotive Holdings Corp.*	54,300	863,913
WABCO Holdings, Inc.	9,082	322,774
		1,933,340
Automobiles 0.1%
Bayerische Motoren Werke (BMW) AG	214	8,347
Daimler AG (Registered)	823	41,594
Fiat SpA	6,559	87,392
Honda Motor Co., Ltd.	1,100	32,670
Isuzu Motors Ltd.	1,000	2,763
Mitsubishi Motors Corp.*	3,000	5,031
Nissan Motor Co., Ltd.	1,400	9,393
PSA Peugeot Citroen	169	6,418
Renault SA	194	12,536
Suzuki Motor Corp.	16,000	297,111
Toyota Motor Corp.	1,700	72,177
Volkswagen AG	138	54,290
		629,722
Distributors 0.0%
Inchcape PLC	792	2,681
Li & Fung Ltd.	26,000	63,499
		66,180
Diversified Consumer Services 0.0%
thinkorswim Group, Inc.*	12,000	99,960
Hotels Restaurants & Leisure 1.4%
Accor SA	229	12,298
California Pizza Kitchen, Inc.*	10,500	135,135
Carnival Corp. (Unit)	40,200	1,421,070
Carnival PLC	221	6,624
CEC Entertainment, Inc.*	6,600	219,120
CKE Restaurants, Inc.	5,800	61,480
Compass Group PLC	2,937	18,287
Crown Ltd.	6,343	43,856
Enterprise Inns PLC	717	2,305
InterContinental Hotel Group PLC	373	4,616
Lottomatica SpA	218	5,690
McDonald's Corp.	52,122	3,215,927
O'Charley's, Inc.	7,200	63,000
P.F. Chang's China Bistro, Inc.*	9,700	228,338
Shangri-La Asia Ltd.	18,000	25,827
Sodexo	129	7,644
TABCORP Holdings Ltd.	7,041	45,347
Tatts Group Ltd.	13,276	25,036
Town Sports International Holdings, Inc.*	21,100	128,710
TUI AG	232	3,861
Whitbread PLC	338	6,421
WMS Industries, Inc.*	8,700	265,959
Yum! Brands, Inc.	57,932	1,889,163
		7,835,714
Household Durables 0.2%
Electrolux AB "B"	1,200	14,216
Husqvarna AB "B"	1,300	9,808
Matsushita Electric Industrial Co., Ltd.	13,000	225,616
NVR, Inc.*	700	400,400
Persimmon PLC	383	2,757
Ryland Group, Inc.	5,300	140,556
Sekisui House Ltd.	1,000	9,182
Sharp Corp.	1,000	10,794
Sony Corp.	600	18,555
Tupperware Brands Corp.	4,700	129,861
		961,745
Internet & Catalog Retail 0.0%
Home Retail Group PLC	1,046	4,452
Media 1.7%
British Sky Broadcasting Group PLC	1,807	13,438
Comcast Corp. "A"	225,300	4,422,639
DISH Network Corp. "A"*	11,194	235,074
Fairfax Media Ltd.	17,853	38,216
Gestevision Telecinco SA	500	5,152
Global Sources Ltd.*	13,640	137,355
ITV PLC	4,753	3,559
Lagardere SCA	166	7,502
Live Nation, Inc.*	10,900	177,343
Mediaset SpA	5,737	36,345
Modern Times Group MTG AB "B"	250	9,032
Morningstar, Inc.*	9,057	502,392
Pearson PLC	966	10,440
Publicis Groupe	212	6,673
Reed Elsevier NV	4,876	72,686
Reed Elsevier PLC	1,396	13,838
Scholastic Corp.	1,000	25,680
Seat Pagine Gialle SpA*	27,435	2,674
SES "A" (FDR)	261	5,418
Shaw Communications, Inc. "B"	2,300	46,551
Singapore Press Holdings Ltd.	129,000	359,181
The DIRECTV Group, Inc.*	64,747	1,694,429
Thomson Reuters Corp.	2,200	59,804
Thomson Reuters PLC	202	4,508
Time Warner, Inc.	128,500	1,684,635
United Business Media Ltd.	550	4,840
Vivendi	1,187	37,145
Wolters Kluwer NV	2,435	49,635
WPP Group PLC	1,283	10,412
Yell Group PLC	1,016	1,417
Yellow Pages Income Fund (Unit)	600	5,610
		9,683,623
Multiline Retail 0.0%
Canadian Tire Corp. Ltd. "A"	600	27,625
Marks & Spencer Group PLC	1,707	6,176
Next PLC	252	4,621
PPR	86	7,723
		46,145
Specialty Retail 1.0%
Advance Auto Parts, Inc.	20,600	816,996
America's Car-Mart, Inc.*	11,100	206,349
AnnTaylor Stores Corp.*	60,095	1,240,361
Best Buy Co., Inc.	39,500	1,481,250
Children's Place Retail Stores, Inc.*	3,300	110,055
Esprit Holdings Ltd.	11,500	70,655
Gymboree Corp.*	5,600	198,800
Hennes & Mauritz AB "B"	2,150	87,502
Hot Topic, Inc.*	6,900	45,609
Industria de Diseno Textil SA	3,657	156,005
Jo-Ann Stores, Inc.*	8,700	182,526
Kingfisher PLC	2,909	6,898
New York & Co., Inc.*	14,400	137,376
Rent-A-Center, Inc.*	13,000	289,640
Stage Stores, Inc.	1,500	20,490
Systemax, Inc.	10,700	150,442
The Buckle, Inc.	5,800	322,132
Yamada Denki Co., Ltd.	70	5,308
		5,528,394
Textiles, Apparel & Luxury Goods 0.2%
Adidas AG	193	10,365
Billabong International Ltd.	200	2,188
Burberry Group PLC	630	4,415
Compagnie Financiere Richemont SA "A" (Unit)	2,218	98,511
Deckers Outdoor Corp.*	2,100	218,568
Fossil, Inc.*	7,900	223,017
G-III Apparel Group Ltd.*	2,100	39,291
Gildan Activewear, Inc.*	600	13,333
Hermes International	82	13,407
Luxottica Group SpA	740	16,917
LVMH Moet Hennessy Louis Vuitton SA	250	22,074
Steven Madden Ltd.*	8,500	210,630
Swatch Group AG (Bearer)	143	26,469
Swatch Group AG (Registered)	241	7,967
The Warnaco Group, Inc.*	1,500	67,935
True Religion Apparel, Inc.*	6,800	175,780
		1,150,867
Consumer Staples 5.7%
Beverages 0.2%
Asahi Breweries Ltd.	1,100	19,246
Carlsberg AS "B"	8,650	661,293
Coca-Cola Amatil Ltd.	2,147	14,281
Diageo PLC	2,872	48,617
Foster's Group Ltd.	6,329	27,656
Heineken NV	860	34,656
InBev NV	5,585	329,687
Kirin Holdings Co., Ltd.	2,000	26,300
Pernod Ricard SA	372	32,705
SABMiller PLC	1,041	20,334
		1,214,775
Food & Staples Retailing 2.0%
Aeon Co., Ltd.	1,700	17,271
Carrefour SA	1,176	55,503
Casino Guichard-Perrachon SA	123	11,028
Colruyt SA	122	30,453
Delhaize Group	731	42,598
George Weston Ltd.	500	24,177
J Sainsbury PLC	1,965	12,324
Kesko Oyj "B"	199	5,103
Koninklijke Ahold NV	3,447	39,773
Kroger Co.	99,537	2,735,277
Lawson, Inc.	200	9,269
Loblaw Companies Ltd.	1,000	27,907
Metro AG	1,069	53,540
Metro, Inc. "A"	600	17,409
Olam International Ltd.	3,000	3,848
Pantry, Inc.*	9,800	207,662
Seven & I Holdings Co., Ltd.	2,100	60,443
Shoppers Drug Mart Corp.	2,000	96,500
Susser Holdings Corp.*	2,700	40,662
Sysco Corp.	104,133	3,210,420
Tesco PLC	8,774	61,018
Wal-Mart Stores, Inc.	64,914	3,887,700
Walgreen Co.	3,700	114,552
Wesfarmers Ltd.	1,881	42,846
Wesfarmers Ltd. (PPS)	246	5,551
William Morrison Supermarkets PLC	2,064	9,581
Woolworths Ltd.	3,605	77,958
		10,900,373
Food Products 0.9%
Ajinomoto Co., Inc.	2,000	18,979
Aryzta AG*	119	4,640
Cadbury PLC	1,536	15,467
Cal-Maine Foods, Inc.	5,600	153,664
Chaoda Modern Agriculture (Holdings) Ltd.	104,000	87,255
Danisco AS	850	47,957
Darling International, Inc.*	20,100	223,311
Flowers Foods, Inc.	14,300	419,848
General Mills, Inc.	16,700	1,147,624
Golden Agri-Resources Ltd.	11,000	2,471
Groupe DANONE	864	61,223
H.J. Heinz Co.	27,784	1,388,366
Kerry Group PLC "A" (b)	2,803	82,127
Kerry Group PLC "A" (b)	2,732	80,140
Nestle SA (Registered)	21,498	929,833
Nissin Food Products Co., Ltd.	200	7,119
Parmalat SpA	4,471	10,619
Sanderson Farms, Inc.	3,700	135,938
Saputo, Inc.	1,500	35,588
Tate & Lyle PLC	684	4,692
Unilever NV (CVA)	4,690	132,497
Unilever PLC	1,440	39,090
Wilmar International Ltd.	2,000	3,563
		5,032,011
Household Products 1.3%
Henkel AG & Co. KGaA	797	24,675
Kao Corp.	1,000	26,790
Procter & Gamble Co.	103,641	7,222,741
Reckitt Benckiser Group PLC	433	20,965
Unicharm Corp.	100	7,671
		7,302,842
Personal Products 0.0%
American Oriental Bioengineering, Inc.*	19,400	125,906
Beiersdorf AG	812	51,972
L'Oreal SA	505	49,868
Shiseido Co., Ltd.	1,000	22,398
		250,144
Tobacco 1.3%
Altria Group, Inc.	39,564	784,950
British American Tobacco PLC	1,673	54,666
Imperial Tobacco Group PLC	12,173	391,108
Japan Tobacco, Inc.	152	572,257
Philip Morris International, Inc.	104,521	5,027,460
Swedish Match AB	12,200	212,592
		7,043,033
Energy 6.7%
Energy Equipment & Services 0.2%
Acergy SA	500	5,024
Aker Solutions ASA	1,150	18,431
AMEC PLC	31,961	362,811
Compagnie Generale de Geophysique-Veritas*	126	3,967
ENGlobal Corp.*	8,800	116,776
Fugro NV (CVA)	1,055	62,362
Petroleum Geo-Services ASA*	950	12,610
PHI, Inc.*	1,300	48,009
Prosafe Production Public Ltd.*	500	1,218
Prosafe SE	500	2,703
RPC, Inc.	10,500	147,630
Saipem SpA	12,798	378,638
SBM Offshore NV	2,564	55,209
Seadrill Ltd.	700	14,387
Technip SA	115	6,460
WorleyParsons Ltd.	411	10,161
		1,246,396
Oil, Gas & Consumable Fuels 6.5%
Apache Corp.	16,707	1,742,206
Arch Coal, Inc.	8,800	289,432
ATP Oil & Gas Corp.*	8,700	154,947
Berry Petroleum Co. "A"	6,400	247,872
BG Group PLC	20,846	377,709
Bill Barrett Corp.*	1,500	48,165
BP PLC	5,924	49,316
Callon Petroleum Co.*	11,100	200,133
Cameco Corp.	200	4,334
Canadian Natural Resources Ltd.	200	13,719
Canadian Oil Sands Trust (Unit)	200	7,284
Chevron Corp.	2,673	220,469
Cimarex Energy Co.	58,518	2,862,115
Clayton Williams Energy, Inc.*	2,400	169,272
CNOOC Ltd.	197,500	226,637
Comstock Resources, Inc.*	4,400	220,220
ConocoPhillips	3,100	227,075
Enbridge, Inc.	200	7,400
EnCana Corp.	300	19,157
Encore Acquisition Co.*	38,743	1,618,683
Eni SpA	4,187	110,516
ExxonMobil Corp.	59,266	4,602,598
Frontline Ltd.	45,643	2,194,059
Gazprom (ADR) (REG S)	14,000	449,899
Hess Corp.	33,158	2,721,609
Husky Energy, Inc.	200	8,306
Imperial Oil Ltd.	200	8,566
INPEX Holdings, Inc.	5	43,306
Knightsbridge Tankers Ltd.	2,100	55,587
Marathon Oil Corp.	55,200	2,200,824
Mariner Energy, Inc.*	159,345	3,266,572
McMoRan Exploration Co.*	9,700	229,308
Mongolia Energy Corp., Ltd.*	15,000	7,994
Nexen, Inc.	300	6,963
Nippon Mining Holdings, Inc.	5,000	20,315
Nippon Oil Corp.	8,000	40,445
Noble Energy, Inc.	34,567	1,921,579
Occidental Petroleum Corp.	13,502	951,216
OMV AG	2,515	105,523
Origin Energy Ltd.	2,402	30,749
Paladin Energy Ltd.*	950	3,008
Petro-Canada	300	9,979
Petroleo Brasileiro SA (ADR)	8,700	382,365
PetroQuest Energy, Inc.*	11,900	182,665
Quest Resource Corp.*	4,700	12,502
Repsol YPF SA	9,816	289,982
Rosetta Resources, Inc.*	11,800	216,648
Royal Dutch Shell PLC "A"	1,131	32,671
Royal Dutch Shell PLC "B"	862	24,454
Santos Ltd.	1,672	25,976
StatoilHydro ASA	24,050	573,331
Suncor Energy, Inc.	5,200	214,987
Swift Energy Co.*	6,400	247,616
Talisman Energy, Inc.	400	5,645
TonenGeneral Sekiyu KK	2,000	16,400
Total SA	9,932	599,206
Tullow Oil PLC	674	8,602
W&T Offshore, Inc.	117,151	3,197,051
Walter Industries, Inc.	27,783	1,318,303
Warren Resources, Inc.*	3,300	32,934
Williams Companies, Inc.	29,182	690,154
Woodside Petroleum Ltd.	1,480	60,833
		35,827,391
Financials 8.4%
Capital Markets 2.0%
Bank of New York Mellon Corp.	41,800	1,361,844
Charles Schwab Corp.	57,110	1,484,860
Credit Suisse Group (Registered)	847	40,327
Daiwa Securities Group, Inc.	1,000	7,166
IGM Financial, Inc.	200	7,218
Julius Baer Holding AG (Registered)	167	8,210
LaBranche & Co., Inc.*	23,500	105,750
Macquarie Group Ltd.	253	7,899
Man Group PLC	587	3,602
Mediobanca SpA	1,048	14,097
Nomura Holdings, Inc.	1,300	16,777
Northern Trust Corp.	48,529	3,503,794
Penson Worldwide, Inc.*	3,400	47,158
Prospect Capital Corp.	12,178	156,000
State Street Corp.	45,278	2,575,413
Stifel Financial Corp.*	5,900	294,410
TD Ameritrade Holding Corp.*	23,400	379,080
The Goldman Sachs Group, Inc.	7,700	985,600
UBS AG (Registered)*	2,487	42,994
		11,042,199
Commercial Banks 3.1%
Allied Irish Banks PLC	5,260	44,378
Anglo Irish Bank Corp. PLC	6,615	37,271
Australia & New Zealand Banking Group Ltd.	1,305	20,179
Banca Monte dei Paschi di Siena SpA	1,361	3,362
Banca Popolare di Milano Scarl	3,666	31,231
Banco Bilbao Vizcaya Argentaria SA	2,118	34,335
Banco Comercial Portugues SA (Registered)	102,755	167,965
Banco Espirito Santo SA (Registered)	9,151	113,573
Banco Popolare Societa Cooperativa	816	12,715
Banco Popular Espanol SA	820	9,821
Banco Santander SA	22,624	342,472
Bank of East Asia Ltd.	2,400	7,486
Bank of Ireland	9,514	54,819
Bank of Montreal	400	17,270
Bank of Nova Scotia	800	36,082
Barclays PLC	2,184	13,267
BNP Paribas	5,017	482,301
BOC Hong Kong (Holdings) Ltd.	6,500	11,579
Canadian Imperial Bank of Commerce	300	17,218
Chuo Mitsui Trust Holdings, Inc.	2,000	10,711
City Holding Co.	2,400	101,400
Commercial Bank of Qatar (GDR) 144A*	42,800	244,937
Commerzbank AG	638	9,527
Commonwealth Bank of Australia	903	31,688
Community Bank System, Inc.	4,000	100,600
Credit Agricole SA	542	10,527
Danske Bank AS	3,800	91,678
DBS Group Holdings Ltd.	4,000	47,292
Deutsche Postbank AG	94	3,582
Dexia SA	985	10,821
DnB NOR ASA	36,600	282,690
Erste Bank der oesterreichischen Sparkassen AG	3,722	187,590
Glacier Bancorp., Inc.	4,000	99,080
Hang Seng Bank Ltd.	1,900	35,483
HBOS PLC	1,192	2,707
HSBC Holdings PLC (Registered)	36,088	584,439
Hypo Real Estate Holding AG	213	1,249
Intesa Sanpaolo	126,703	691,640
Intesa Sanpaolo (RNC)	641	3,045
Jyske Bank AS (Registered)*	500	25,235
KBC Groep NV	398	34,611
Lloyds TSB Group PLC	1,913	7,958
Mitsubishi UFJ Financial Group, Inc.	49,400	428,231
Mizuho Financial Group, Inc.	8	35,099
Mizuho Trust & Banking Co., Ltd.	6,000	8,220
National Australia Bank Ltd.	1,170	23,779
National Bank of Canada	200	9,143
National Penn Bancshares, Inc.	19,600	286,160
NBT Bancorp., Inc.	6,400	191,488
Nordea Bank AB	6,000	72,006
Oriental Financial Group, Inc.	16,100	287,546
Oversea-Chinese Banking Corp., Ltd.	8,000	40,499
PNC Financial Services Group, Inc.	45,498	3,398,701
Raiffeisen International Bank-Holding AG	504	36,644
Republic Bancorp., Inc. "A"	8,600	260,752
Resona Holdings, Inc.	4	5,301
Royal Bank of Canada	1,000	47,451
Royal Bank of Scotland Group PLC	3,199	10,597
Santander BanCorp.	17,100	184,680
Shinsei Bank Ltd.	2,000	6,117
Skandinaviska Enskilda Banken AB "A"	1,300	20,441
Societe Generale	1,874	170,112
Southside Bancshares, Inc.	5,100	128,520
St. George Bank Ltd.	352	8,238
Standard Chartered PLC	289	7,020
Suffolk Bancorp.	500	19,705
Sumitomo Mitsui Financial Group, Inc.	6	37,589
Sumitomo Trust & Banking Co., Ltd.	1,000	6,634
Susquehanna Bancshares, Inc.	5,900	115,168
Svenska Handelsbanken AB "A"	1,300	29,125
Swedbank AB "A"	300	3,955
Sydbank AS	550	16,538
The Bank of Yokohama Ltd.	1,000	4,851
The Shizuoka Bank Ltd.	1,000	9,847
Tompkins Financial Corp.	1,500	75,750
Toronto-Dominion Bank	200	12,042
UMB Financial Corp.	1,500	78,780
UniCredit SpA	122,581	452,797
Unione di Banche Italiane ScpA	562	12,269
United Overseas Bank Ltd.	28,000	331,655
Wells Fargo & Co.	159,100	5,971,023
WesBanco, Inc.	3,200	85,184
Westpac Banking Corp.	1,312	23,223
		17,028,694
Consumer Finance 0.1%
Cash America International, Inc.	6,100	219,844
EZCORP., Inc. "A"*	11,300	212,440
ORIX Corp.	70	8,656
		440,940
Diversified Financial Services 0.4%
ASX Ltd.	175	4,298
Compagnie Nationale a Portefeuille	85	5,629
Deutsche Boerse AG	186	16,957
Fortis	9,978	62,719
Groupe Bruxelles Lambert SA	164	14,162
Hong Kong Exchanges & Clearing Ltd.	2,300	28,582
ING Groep NV (CVA)	2,679	58,277
Investor AB "B"	600	11,219
KBC Ancora	70	4,633
NYSE Euronext	50,329	1,971,890
OMX AB	200	7,539
Singapore Exchange Ltd.	3,000	13,003
		2,198,908
Insurance 1.5%
Aegon NV	2,740	24,488
Allianz SE (Registered)	2,428	333,929
Allied World Assurance Co. Holdings Ltd.	7,713	273,966
American Physicians Capital, Inc.	2,300	97,359
AMP Ltd.	1,450	8,297
AmTrust Financial Services, Inc.	18,800	255,492
Aspen Insurance Holdings Ltd.	5,800	159,500
Assicurazioni Generali SpA	811	26,844
Aviva PLC	909	7,906
Axa	15,688	514,299
China Life Insurance Co., Ltd. "H"	98,600	365,053
Crawford & Co. "B"*	13,800	209,760
Great-West Lifeco, Inc.	200	5,901
Greenlight Capital Re Ltd. "A"*	5,600	128,744
Hallmark Financial Services, Inc.*	5,600	50,904
Harleysville Group, Inc.	800	30,240
Hartford Financial Services Group, Inc.	26,500	1,086,235
Insurance Australia Group Ltd.	1,711	5,654
IPC Holdings Ltd.	2,700	81,567
Irish Life & Permanent PLC	2,340	16,579
Legal & General Group PLC	3,476	6,285
Manulife Financial Corp.	1,200	43,163
Max Capital Group Ltd.	2,900	67,367
MetLife, Inc.	33,620	1,882,720
Mitsui Sumitomo Insurance Group Holdings, Inc.*	300	10,146
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	192	28,986
NIPPONKOA Insurance Co., Ltd.	1,000	5,638
Old Mutual PLC	2,119	2,963
Platinum Underwriters Holdings Ltd.	5,800	205,784
Power Corp. of Canada	300	8,795
Power Financial Corp.	200	6,250
Prudential Financial, Inc.	22,200	1,598,400
Prudential PLC	30,780	283,322
QBE Insurance Group Ltd.	612	13,227
Sampo Oyj "A"	6,100	139,304
Sompo Japan Insurance, Inc.	1,000	8,406
Storebrand ASA	6,200	36,794
Sun Life Financial, Inc.	400	13,982
Suncorp-Metway Ltd.	731	5,607
Swiss Life Holding (Registered)*	29	4,217
Swiss Re (Registered)	287	16,029
T&D Holdings, Inc.	150	7,999
Tokio Marine Holdings, Inc.	500	18,144
Topdanmark AS*	150	21,455
Validus Holdings Ltd.	1,000	23,250
Vienna Insurance Group	256	12,915
Zurich Financial Services AG (Registered)	116	32,154
		8,186,019
Real Estate Investment Trusts 1.2%
AMB Property Corp. (REIT)	3,000	135,900
AvalonBay Communities, Inc. (REIT)	2,386	234,830
BioMed Realty Trust, Inc. (REIT)	6,400	169,280
CapitaMall Trust (REIT)	4,000	6,370
Corio NV (REIT)	101	7,239
Corporate Office Properties Trust (REIT)	3,700	149,295
Cousins Properties, Inc. (REIT)	5,600	141,288
EastGroup Properties, Inc. (REIT)	2,700	131,058
Equity Lifestyle Properties, Inc. (REIT)	2,600	137,878
Equity One, Inc. (REIT)	5,600	114,744
Equity Residential (REIT)	16,500	732,765
FelCor Lodging Trust, Inc. (REIT)	1,400	10,024
First Industrial Realty Trust, Inc. (REIT)	4,700	134,796
Glimcher Realty Trust (REIT)	6,000	62,640
Goodman Group (REIT)	1,533	3,090
GPT Group (REIT)	2,169	3,133
Healthcare Realty Trust, Inc. (REIT)	4,900	142,835
Home Properties, Inc. (REIT)	2,800	162,260
Host Hotels & Resorts, Inc. (REIT)	25,500	338,895
Land Securities Group PLC (REIT)	252	5,687
LaSalle Hotel Properties (REIT)	5,000	116,600
Link (REIT)	3,500	7,242
Maguire Properties, Inc. (REIT)	10,100	60,196
Mirvac Group (REIT)	1,210	2,446
National Retail Properties, Inc. (REIT)	6,400	153,280
Pennsylvania Real Estate Investment Trust (REIT)	3,800	71,630
ProLogis (REIT)	7,500	309,525
Public Storage (REIT)	8,780	869,308
RAIT Financial Trust (REIT)	3,200	17,568
Realty Income Corp. (REIT)	4,100	104,960
Redwood Trust, Inc. (REIT)	2,000	43,460
Simon Property Group, Inc. (REIT)	11,100	1,076,700
Sovran Self Storage, Inc. (REIT)	3,400	151,946
Stockland (REIT)	1,308	5,840
Strategic Hotels & Resorts, Inc. (REIT)	4,600	34,730
Sunstone Hotel Investors, Inc. (REIT)	3,800	51,300
Tanger Factory Outlet Centers, Inc. (REIT)	1,700	74,443
The Macerich Co. (REIT)	1,900	120,935
Unibail-Rodamco (REIT)	58	11,816
Vornado Realty Trust (REIT)	2,500	227,375
Washington Real Estate Investment Trust (REIT)	4,700	172,161
Wereldhave NV (REIT)	67	6,556
Westfield Group (REIT)	1,301	17,753
		6,531,777
Real Estate Management & Development 0.0%
Brookfield Asset Management, Inc. "A"	400	10,783
CapitaLand Ltd.	5,000	10,897
Cheung Kong (Holdings) Ltd.	2,000	22,686
City Developments Ltd.	1,000	6,260
Daiwa House Industry Co., Ltd.	1,000	9,533
Hang Lung Properties Ltd.	3,000	7,075
Henderson Land Development Co., Ltd.	2,000	8,920
Hopewell Holdings Ltd.	4,000	14,388
Immoeast AG*	3,604	9,209
Immofinanz Immobilien Anlagen AG	4,480	15,752
Kerry Properties Ltd.	1,000	3,261
Lend Lease Corp., Ltd.	408	3,019
Meinl European Land Ltd.*	2,411	18,238
Mitsubishi Estate Co., Ltd.	1,000	19,652
Mitsui Fudosan Co., Ltd.	1,000	19,252
New World Development Co., Ltd.	3,000	3,347
Sino Land Co., Ltd.	2,000	2,253
Sun Hung Kai Properties Ltd.	3,000	30,804
Swire Pacific Ltd. "A"	1,000	8,814
Wharf Holdings Ltd.	2,000	5,714
		229,857
Thrifts & Mortgage Finance 0.1%
Dime Community Bancshares	7,000	106,540
Doral Financial Corp.*	8,600	93,912
Flushing Financial Corp.	7,900	138,250
Northwest Bancorp., Inc.	3,000	82,620
OceanFirst Financial Corp.	1,600	28,992
Ocwen Financial Corp.*	32,600	262,430
WSFS Financial Corp.	1,300	78,000
		790,744
Health Care 7.6%
Biotechnology 0.9%
Actelion Ltd. (Registered)*	117	5,982
Alexion Pharmaceuticals, Inc.*	8,300	326,190
Amgen, Inc.*	54,600	3,236,142
CSL Ltd.	4,293	129,326
Cubist Pharmaceuticals, Inc.*	11,000	244,530
CV Therapeutics, Inc.*	17,500	189,000
Emergent Biosolutions, Inc.*	15,100	197,659
Enzon Pharmaceuticals, Inc.*	34,300	253,134
Grifols SA	482	12,292
Myriad Genetics, Inc.*	4,900	317,912
OSI Pharmaceuticals, Inc.*	6,500	320,385
		5,232,552
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	51,872	3,404,359
Cochlear Ltd.	455	21,724
Essilor International SA	909	45,455
Getinge AB "B"	400	8,246
Medtronic, Inc.	65,200	3,266,520
Merit Medical Systems, Inc.*	12,800	240,256
Nobel Biocare Holding AG (Bearer)	225	7,544
Olympus Corp.	1,000	29,237
Quidel Corp.*	10,700	175,587
Smith & Nephew PLC	2,003	21,112
Sonova Holding AG (Registered)	88	5,686
STERIS Corp.	4,000	150,320
Synthes, Inc.	109	15,056
Terumo Corp.	3,900	200,847
Thoratec Corp.*	10,300	270,375
William Demant Holding AS*	50	2,262
		7,864,586
Health Care Providers & Services 1.5%
Aetna, Inc.	83,327	3,008,938
Alliance Imaging, Inc.*	18,600	191,022
Apria Healthcare Group, Inc.*	5,300	96,672
Celesio AG	905	39,704
Centene Corp.*	9,000	184,590
Community Health Systems, Inc.*	8,600	252,066
CorVel Corp.*	6,600	188,826
Express Scripts, Inc.*	5,955	439,598
Fresenius Medical Care AG & Co. KGaA	8,562	440,831
Hanger Orthopedic Group, Inc.*	13,800	240,810
Health Management Associates, Inc. "A"*	140,382	583,989
Healthspring, Inc.*	15,000	317,400
Kindred Healthcare, Inc.*	9,000	248,130
Landauer, Inc.	500	36,375
LHC Group, Inc.*	4,900	139,552
LifePoint Hospitals, Inc.*	21,900	703,866
Mediceo Paltac Holdings Co., Ltd.	600	7,333
Owens & Minor, Inc.	8,300	402,550
PharMerica Corp.*	6,700	150,683
RehabCare Group, Inc.*	7,000	126,700
Sonic Healthcare Ltd.	2,742	28,796
Suzuken Co., Ltd.	300	9,110
WellPoint, Inc.*	7,000	327,390
		8,164,931
Life Sciences Tools & Services 0.3%
Albany Molecular Research, Inc.*	1,000	18,090
Bruker Corp.*	14,200	189,286
eResearchTechnology, Inc.*	17,500	208,425
Gerresheimer AG	8,405	384,922
Lonza Group AG (Registered)	4,633	576,198
MDS, Inc.*	200	2,389
QIAGEN NV*	129	2,562
		1,381,872
Pharmaceuticals 3.5%
Astellas Pharma, Inc.	12,100	508,402
AstraZeneca PLC	2,614	114,396
Bayer AG	8,520	621,900
Bristol-Myers Squibb Co.	56,900	1,186,365
Caraco Pharmaceutical Laboratories Ltd.*	5,600	70,056
Chugai Pharmaceutical Co., Ltd.	1,300	21,146
Cypress Bioscience, Inc.*	17,800	130,830
Daiichi Sankyo Co., Ltd.	3,000	76,583
Eisai Co., Ltd.	1,200	46,646
Elan Corp. PLC*	15,792	159,944
Eli Lilly & Co.	94,901	4,178,491
GlaxoSmithKline PLC	9,891	213,689
Hisamitsu Pharmaceutical Co., Inc.	300	13,023
Johnson & Johnson	18,534	1,284,036
Medicines Co.*	10,500	243,810
Medicis Pharmaceutical Corp. "A"	4,300	64,113
Merck & Co., Inc.	49,146	1,551,048
Merck KGaA	812	87,172
Mitsubishi Tanabe Pharma Corp.	1,000	13,801
Novartis AG (Registered)	8,277	432,932
Novo Nordisk AS "B"	12,375	633,813
Ono Pharmaceutical Co., Ltd.	400	18,516
Pfizer, Inc.	321,244	5,923,739
POZEN, Inc.*	10,600	111,406
Roche Holding AG (Genusschein)	5,047	786,761
Sanofi-Aventis	4,514	296,712
Shionogi & Co., Ltd.	1,000	20,234
Shire Ltd.	873	13,742
Takeda Pharmaceutical Co., Ltd.	3,600	181,307
UCB SA	5,824	207,043
		19,211,656
Industrials 7.2%
Aerospace & Defense 1.9%
BAE Systems PLC	32,939	241,742
Bombardier, Inc. "B"	4,900	26,612
CAE, Inc.	1,000	7,987
Cobham PLC	1,695	5,733
European Aeronautic Defence & Space Co.	334	5,779
Finmeccanica SpA	314	6,753
General Dynamics Corp.	54,900	4,041,738
Honeywell International, Inc.	56,800	2,360,040
L-3 Communications Holdings, Inc.	33,100	3,254,392
Meggitt PLC	1,213	4,099
Northrop Grumman Corp.	4,400	266,376
Rolls-Royce Group PLC*	2,741	16,457
Singapore Technologies Engineering Ltd.	13,000	24,733
Teledyne Technologies, Inc.*	5,100	291,516
Triumph Group, Inc.	4,900	223,979
United Technologies Corp.	1,600	96,096
		10,874,032
Air Freight & Logistics 0.0%
Deutsche Post AG (Registered)	775	16,348
Pacer International, Inc.	10,100	166,347
TNT NV	1,082	30,262
Toll Holdings Ltd.	2,318	12,992
		225,949
Airlines 0.7%
Air France-KLM	155	3,575
Alaska Air Group, Inc.*	9,900	201,861
Deutsche Lufthansa AG (Registered)	303	5,960
Hawaiian Holdings, Inc.*	6,400	59,392
Iberia Lineas Aereas de Espana SA	1,322	3,233
Qantas Airways Ltd.	4,271	10,821
Singapore Airlines Ltd.	4,000	40,013
Southwest Airlines Co.	253,373	3,676,442
Virgin Blue Holdings Ltd.	2,318	599
		4,001,896
Building Products 0.1%
AAON, Inc.	5,000	90,950
Ameron International Corp.	2,100	150,465
Asahi Glass Co., Ltd.	1,000	8,860
Assa Abloy AB "B"	600	7,294
Compagnie de Saint-Gobain	270	14,112
Daikin Industries Ltd.	200	6,789
Geberit AG (Registered)	86	10,592
Gibraltar Industries, Inc.	9,100	170,261
Griffon Corp.*	9,500	85,690
Insteel Industries, Inc.	9,300	126,387
Wienerberger AG	554	15,058
		686,458
Commercial Services & Supplies 0.4%
Babcock International Group PLC	28,509	256,707
Brambles Ltd.	7,856	49,036
Comfort Systems USA, Inc.	20,300	271,208
G4S PLC	1,553	5,601
Herman Miller, Inc.	1,200	29,364
Rentokil Initial PLC	3,402	4,196
Secom Co., Ltd.	100	4,181
Securitas AB "B"	600	6,782
Serco Group PLC	749	4,842
Standard Register Co.	2,600	25,610
Team, Inc.*	1,500	54,180
The Brink's Co.	21,847	1,333,104
Toppan Printing Co., Ltd.	1,000	7,805
		2,052,616
Construction & Engineering 0.2%
ACS, Actividades de Construccion y Servicios SA	1,406	57,223
Arabtec Holding Co.*	22,170	76,955
Balfour Beatty PLC	659	3,545
Boart Longyear Group	5,295	4,826
Bouygues SA	261	11,902
EMCOR Group, Inc.*	9,200	242,144
FLSmidth & Co. AS	250	12,715
Fomento de Construcciones y Contratas SA	299	13,575
Grupo Ferrovial SA	444	20,711
Hochtief AG	49	2,340
Leighton Holdings Ltd.	10,651	328,302
MasTec, Inc.*	12,700	168,783
Michael Baker Corp.*	1,000	34,800
Perini Corp.*	7,800	201,162
Sacyr Vallehermoso SA	70	1,169
Skanska AB "B"	600	6,862
SNC-Lavalin Group, Inc.	500	18,078
Vinci SA	385	18,190
YIT Oyj	1,109	11,603
		1,234,885
Electrical Equipment 0.4%
ABB Ltd. (Registered)*	4,020	77,122
Alstom SA	144	10,859
AZZ, Inc.*	4,100	169,617
Brady Corp. "A"	7,600	268,128
Emerson Electric Co.	27,600	1,125,804
Gamesa Corp. Tecnologica SA	1,504	51,665
GrafTech International Ltd.*	12,700	191,897
Mitsubishi Electric Corp.	1,000	6,738
Q-Cells AG*	56	4,705
Renewable Energy Corp. AS*	150	2,794
Schneider Electric SA	201	17,435
Solarworld AG	89	3,755
Sumitomo Electric Industries Ltd.	600	6,525
Vestas Wind Systems AS*	775	67,467
Woodward Governor Co.	6,900	243,363
		2,247,874
Industrial Conglomerates 0.3%
CSR Ltd.	4,742	9,570
Fraser & Neave Ltd.	7,000	17,567
General Electric Co.	54,559	1,391,254
Hutchison Whampoa Ltd.	15,000	114,190
Keppel Corp., Ltd.	9,000	49,974
Koninklijke (Royal) Philips Electronics NV	2,982	81,650
Orkla ASA	900	8,272
SembCorp Industries Ltd.	7,000	15,975
Siemens AG (Registered)	917	86,064
Smiths Group PLC	609	10,994
		1,785,510
Machinery 1.5%
Alfa Laval AB	700	7,247
Altra Holdings, Inc.*	4,300	63,468
Atlas Copco AB "A"	1,200	13,747
Atlas Copco AB "B"	800	8,114
Badger Meter, Inc.	4,600	215,970
Chart Industries, Inc.*	6,400	182,784
Columbus McKinnon Corp.*	8,100	190,917
Cummins, Inc.	80,700	3,528,204
EnPro Industries, Inc.*	7,600	282,416
FANUC Ltd.	100	7,543
Flowserve Corp.	5,800	514,866
Gardner Denver, Inc.*	26,319	913,796
Gorman-Rupp Co.	500	18,860
Hitachi Construction Machinery Co., Ltd.	400	9,835
Invensys PLC*	1,137	4,196
Japan Steel Works Ltd.	1,000	12,478
KCI Konecranes Oyj	115	2,777
Komatsu Ltd.	12,500	202,336
Kone Oyj "B"	1,371	37,536
Kubota Corp.	1,000	6,300
MAN AG	116	7,792
Manitowoc Co., Inc.	61,100	950,105
Metso Corp.	1,117	27,475
Mitsubishi Heavy Industries Ltd.	2,000	8,645
Mueller Water Products, Inc. "A"	23,500	211,030
Robbins & Myers, Inc.	5,700	176,301
Sandvik AB	1,600	16,983
Sauer-Danfoss, Inc.	400	9,876
Scania AB "B"	1,900	23,417
Schindler Holding AG	121	7,231
SembCorp. Marine Ltd.	4,000	8,476
SKF AB "B"	800	10,260
SMC Corp.	100	10,462
Sulzer AG (Registered)	60	6,372
Sumitomo Heavy Industries Ltd.	2,000	9,576
Sun Hydraulics Corp.	1,300	33,852
Titan International, Inc.	8,500	181,220
Trimas Corp.*	4,900	32,144
Twin Disc, Inc.	3,100	42,656
Vallourec SA	49	10,657
Volvo AB "A"	300	2,560
Volvo AB "B"	4,500	40,866
Wartsila Corp. "B"	735	31,233
Xerium Technologies, Inc.	17,400	112,056
Zardoya Otis SA	769	16,851
		8,211,486
Marine 0.1%
A P Moller-Maersk AS "A"	1	8,658
A P Moller-Maersk AS "B"	5	43,673
Kuehne & Nagel International AG (Registered)	117	7,801
Mitsui OSK Lines Ltd.	1,000	8,654
Nippon Yusen Kabushiki Kaisha	1,000	6,487
Pacific Basin Shipping Ltd.	9,000	7,487
TBS International Ltd. "A"*	4,100	55,186
Ultrapetrol Bahamas Ltd.*	23,200	182,120
		320,066
Professional Services 0.1%
Adecco SA (Registered)	270	11,797
Capita Group PLC	504	6,264
COMSYS IT Partners, Inc.*	16,200	157,464
Experian Group Ltd.	1,147	7,606
Exponent, Inc.*	900	29,781
Randstad Holding NV	471	12,451
SGS SA (Registered)	10	11,751
Volt Information Sciences, Inc.*	15,800	141,884
		378,998
Road & Rail 0.7%
Canadian National Railway Co.	1,600	76,343
Canadian Pacific Railway Ltd.	500	26,812
Central Japan Railway Co.	1	9,438
DSV AS	1,000	15,956
East Japan Railway Co.	40	298,182
FirstGroup PLC	629	5,974
MTR Corp., Ltd.	10,000	29,493
Ryder System, Inc.	47,461	2,942,582
Tokyu Corp.	1,000	4,782
Werner Enterprises, Inc.	11,900	258,349
West Japan Railway Co.	2	8,537
		3,676,448
Trading Companies & Distributors 0.7%
Bunzl PLC	487	5,699
DXP Enterprises, Inc.*	1,700	90,627
Finning International, Inc.	200	3,924
Itochu Corp.	1,000	6,045
Marubeni Corp.	1,000	4,518
Mitsubishi Corp.	18,000	374,575
Mitsui & Co., Ltd.	11,000	135,923
Noble Group Ltd.	9,000	8,485
Sumitomo Corp.	800	7,454
TAL International Group, Inc.	8,300	172,806
United Rentals, Inc.*	191,011	2,911,008
Wolseley PLC	828	6,306
		3,727,370
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	1,910	37,798
Atlantia SpA	277	5,691
Brisa	20,045	199,723
CAI International, Inc.*	1,200	13,272
Cintra Concesiones de Infraestructuras de Transporte SA	1,459	17,327
Macquarie Infrastructure Group (Unit)	11,449	21,820
Transurban Group (Unit)	6,678	30,374
		326,005
Information Technology 7.9%
Communications Equipment 0.2%
Alcatel-Lucent*	8,959	34,920
Black Box Corp.	2,400	82,872
DG Fastchannel, Inc.*	8,000	175,360
InterDigital, Inc.*	8,900	214,045
Nokia Oyj	19,463	362,843
Nortel Networks Corp.*	1,300	2,859
Plantronics, Inc.	3,900	87,828
Research In Motion Ltd.*	1,300	87,595
Tandberg ASA	100	1,348
Tekelec*	15,200	212,648
Telefonaktiebolaget LM Ericsson "B"	13,800	130,096
		1,392,414
Computers & Peripherals 2.4%
Apple, Inc.*	4,252	483,282
Fujitsu Ltd.	2,000	11,173
Hewlett-Packard Co.	119,970	5,547,413
International Business Machines Corp.	19,327	2,260,486
Lexmark International, Inc. "A"*	60,282	1,963,385
Logitech International SA (Registered)*	13,036	297,092
NEC Corp.	2,000	8,481
QLogic Corp.*	15,500	238,080
STEC, Inc.*	17,200	132,440
Synaptics, Inc.*	6,450	194,919
Toshiba Corp.	3,000	12,955
Western Digital Corp.*	97,828	2,085,693
Wincor Nixdorf AG	127	7,507
		13,242,906
Electronic Equipment, Instruments & Components 1.0%
Anixter International, Inc.*	1,100	65,461
Avnet, Inc.*	10,300	253,689
Daktronics, Inc.	10,300	171,598
DTS, Inc.*	5,600	155,848
Electrocomponents PLC	2,551	7,457
Fujifilm Holdings Corp.	300	7,775
Hitachi Ltd.	3,000	20,631
Hoya Corp.	300	5,943
IBIDEN Co., Ltd.	100	2,436
Jabil Circuit, Inc.	325,438	3,104,678
Kyocera Corp.	100	7,581
Multi-Fineline Electronix, Inc.*	5,800	85,782
Murata Manufacturing Co., Ltd.	200	8,025
Nidec Corp.	100	6,151
Omron Corp.	200	3,072
Plexus Corp.*	2,100	43,470
RadiSys Corp.*	10,400	89,440
SYNNEX Corp.*	6,300	140,742
TDK Corp.	100	5,011
TTM Technologies, Inc.*	7,100	70,432
Tyco Electronics Ltd.	40,000	1,106,400
		5,361,622
Internet Software & Services 0.8%
Earthlink, Inc.*	6,600	56,100
eBay, Inc.*	38,291	856,953
Google, Inc. "A"*	5,865	2,349,050
GSI Commerce, Inc.*	7,800	120,744
InfoSpace, Inc.	5,000	54,250
j2 Global Communications, Inc.*	5,500	128,425
Marchex, Inc. "B"	17,000	174,930
ModusLink Global Solutions, Inc.*	6,100	58,621
United Internet AG (Registered)	308	3,329
United Online, Inc.	8,300	78,103
ValueClick, Inc.*	6,700	68,541
Vocus, Inc.*	6,600	224,136
Websense, Inc.*	1,500	33,525
Yahoo! Japan Corp.	13	4,174
		4,210,881
IT Services 1.0%
Atos Origin SA	266	11,666
Cap Gemini SA	536	25,501
CGI Group, Inc. "A"*	900	7,873
CIBER, Inc.*	4,300	30,057
CSG Systems International, Inc.*	2,700	47,331
Gartner, Inc.*	11,100	251,748
Global Cash Access Holdings, Inc.*	2,600	13,156
iGATE Corp.*	16,700	144,789
Indra Sistemas SA	13,833	329,860
Integral Systems, Inc.*	1,400	29,078
Logica PLC	27,892	54,162
MasterCard, Inc. "A"	3,800	673,854
NTT Data Corp.	1	3,912
TNS, Inc.*	7,900	153,023
Visa, Inc. "A"	65,700	4,033,323
		5,809,333
Office Electronics 0.1%
Canon, Inc.	19,500	729,048
Konica Minolta Holdings, Inc.	500	5,763
Neopost SA	135	12,710
Ricoh Co., Ltd.	1,000	13,904
		761,425
Semiconductors & Semiconductor Equipment 0.6%
ARM Holdings PLC	2,245	3,823
ASML Holding NV	7,655	136,683
Broadcom Corp. "A"*	92,828	1,729,386
Elpida Memory, Inc.*	200	3,691
Fairchild Semiconductor International, Inc.*	58,500	520,065
Infineon Technologies AG*	2,595	14,665
Monolithic Power Systems, Inc.*	7,300	126,801
PMC-Sierra, Inc.*	30,500	226,310
ROHM Co., Ltd.	100	5,488
Skyworks Solutions, Inc.*	26,400	220,704
STMicroelectronics NV	2,765	28,095
Tokyo Electron Ltd.	200	8,910
TriQuint Semiconductor, Inc.*	38,300	183,457
Ultratech, Inc.*	13,800	166,980
Volterra Semiconductor Corp.*	12,500	159,125
		3,534,183
Software 1.8%
Advent Software, Inc.*	5,600	197,288
Dassault Systemes SA	246	13,162
JDA Software Group, Inc.*	4,400	66,924
Mentor Graphics Corp.*	17,000	192,950
Microsoft Corp.	276,840	7,388,859
Misys PLC	1,521	3,325
NetScout Systems, Inc.*	6,900	73,416
Nintendo Co., Ltd.	1,600	666,056
Parametric Technology Corp.*	7,100	130,640
Renaissance Learning, Inc.	2,700	35,073
SAP AG	2,604	139,830
Secure Computing Corp.*	6,600	36,168
Sybase, Inc.*	2,800	85,736
Symantec Corp.*	22,560	441,725
Taleo Corp. "A"*	6,700	133,263
The Sage Group PLC	24,696	85,973
Tyler Technologies, Inc.*	2,900	43,993
		9,734,381
Materials 3.1%
Chemicals 1.9%
Agrium, Inc.	100	5,591
Air Liquide SA	201	22,116
Akzo Nobel NV	1,362	65,480
Asahi Kasei Corp.	2,000	8,465
Ashland, Inc.	17,300	505,852
BASF SE	960	46,009
Calgon Carbon Corp.*	13,000	264,680
CF Industries Holdings, Inc.	39,600	3,621,816
Ciba Holding AG	254	10,903
Ferro Corp.	12,300	247,230
Givaudan SA (Registered)	20	16,585
Incitec Pivot Ltd.	740	3,057
Innophos Holdings, Inc.	6,300	153,594
JSR Corp.	300	3,942
K+S AG	88	6,159
Koninklijke DSM NV	824	38,800
Kuraray Co., Ltd.	500	4,929
Linde AG	3,025	324,404
LSB Industries, Inc.*	2,000	27,700
Mitsubishi Chemical Holdings Corp.	1,500	7,942
Mitsubishi Gas Chemical Co., Inc.	1,000	4,822
Mitsui Chemicals, Inc.	1,000	4,411
NewMarket Corp.	3,500	183,960
Nitto Denko Corp.	200	5,079
Novozymes AS "B"	2,350	209,176
Orica Ltd.	303	5,162
Potash Corp. of Saskatchewan, Inc.	2,001	259,444
Shin-Etsu Chemical Co., Ltd.	700	33,327
Showa Denko KK	2,000	4,216
Solvay SA	1,163	142,892
Stepan Co.	400	21,828
Sumitomo Chemical Co., Ltd.	2,000	8,716
Syngenta AG (Registered)	264	56,055
Teijin Ltd.	2,000	6,013
Terra Industries, Inc.	117,851	3,464,819
The Mosaic Co.	8,900	605,378
Toray Industries, Inc.	2,000	9,386
Ube Industries Ltd.	2,000	5,343
Umicore	2,747	85,278
Yara International ASA	4,010	140,770
		10,641,329
Construction Materials 0.1%
CRH PLC (b)	7,493	163,068
CRH PLC (b)	5,878	126,802
Fletcher Building Ltd.	468	2,113
Holcim Ltd. (Registered)	596	43,610
Imerys SA	70	4,049
Lafarge SA	186	19,627
		359,269
Containers & Packaging 0.1%
Rock-Tenn Co. "A"	7,800	311,844
Metals & Mining 0.9%
Acerinox SA	9,567	171,422
Agnico-Eagle Mines Ltd.	100	5,459
AK Steel Holding Corp.	67,100	1,739,232
Alumina Ltd.	1,124	2,825
Anglo American PLC	815	27,247
ArcelorMittal	7,125	356,669
Barrick Gold Corp.	600	21,970
BHP Billiton Ltd.	2,804	72,046
BHP Billiton PLC	1,249	28,253
BlueScope Steel Ltd.	707	4,168
Boliden AB	4,270	18,137
Companhia Vale do Rio Doce (ADR)	9,000	172,350
Compass Minerals International, Inc.	4,400	230,516
Eramet	7	2,667
First Quantum Minerals Ltd.	100	3,759
Fording Canadian Coal Trust (Unit)	100	8,200
Fortescue Metals Group Ltd.*	1,040	3,973
Goldcorp, Inc.	500	15,725
JFE Holdings, Inc.	800	24,885
Kinross Gold Corp.	400	6,423
Kobe Steel Ltd.	4,000	8,081
Lonmin PLC	148	5,994
Mitsubishi Materials Corp.	2,000	6,291
Newcrest Mining Ltd.	392	8,604
Nippon Steel Corp.	10,000	37,861
Nisshin Steel Co., Ltd.	2,000	3,842
Norsk Hydro ASA	14,700	99,282
Olympic Steel, Inc.	4,100	120,909
Outokumpu Oyj	2,065	33,130
OZ Minerals Ltd.	1,529	1,997
Rautaruukki Oyj	1,489	29,862
Rio Tinto Ltd.	278	19,134
Rio Tinto PLC	576	35,839
Salzgitter AG	47	4,748
SSAB Svenskt Stal AB "A"	2,100	33,487
Sumitomo Metal Industries Ltd.	8,000	24,368
Sumitomo Metal Mining Co., Ltd.	1,000	9,949
Teck Cominco Ltd. "B"	300	8,519
ThyssenKrupp AG	372	11,198
United States Steel Corp.	19,520	1,514,947
Universal Stainless & Alloy Products, Inc.*	5,000	127,750
Vedanta Resources PLC	306	6,353
voestalpine AG	162	5,067
Xstrata PLC	7,175	222,099
Yamana Gold, Inc.	400	3,289
		5,298,526
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	7,300	59,787
Oji Paper Co., Ltd.	2,000	9,973
Schweitzer-Mauduit International, Inc.	6,200	117,738
Stora Enso Oyj "R"	11,910	117,457
Svenska Cellulosa AB "B"	6,200	65,698
UPM-Kymmene Oyj	8,616	135,510
		506,163
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	34,341	958,801
Atlantic Tele-Network, Inc.	6,000	168,000
BCE, Inc.	2,200	75,866
Belgacom SA	732	27,717
BT Group PLC	13,010	37,577
Cable & Wireless PLC	4,236	12,547
Cincinnati Bell, Inc.*	38,100	117,729
Deutsche Telekom AG (Registered)	12,407	190,398
Elisa Oyj	666	13,130
Embarq Corp.	67,055	2,719,080
France Telecom SA	10,042	281,216
Global Crossing Ltd.*	11,800	178,888
Koninklijke (Royal) KPN NV	12,523	180,499
Nippon Telegraph & Telephone Corp.	40	178,167
NTELOS Holdings Corp.	1,200	32,268
Portugal Telecom SGPS SA (Registered)	17,333	175,372
Premiere Global Services, Inc.*	7,100	99,826
Singapore Telecommunications Ltd.	176,000	402,808
Swisscom AG (Registered)	660	197,112
Tele2 AB "B"	2,100	23,919
Telecom Corp. of New Zealand Ltd.	201,357	370,293
Telecom Italia SpA	76,898	114,742
Telecom Italia SpA (RNC)	45,323	51,269
Telefonica SA	39,797	951,363
Telekom Austria AG	9,599	169,164
Telenor ASA	22,900	281,543
TeliaSonera AB	15,500	88,497
Telstra Corp., Ltd.	61,621	206,673
Telus Corp.	400	14,609
Telus Corp. (Non-Voting Shares)	900	32,228
Verizon Communications, Inc.	170,366	5,467,045
		13,818,346
Wireless Telecommunication Services 0.4%
America Movil SAB de CV "L" (ADR)	3,800	176,168
Centennial Communications Corp.*	27,300	170,352
China Mobile Ltd.	40,000	400,498
iPCS, Inc.*	3,900	86,853
KDDI Corp.	23	128,824
Millicom International Cellular SA (SDR)	550	37,615
Mobistar SA	78	5,460
NTT DoCoMo, Inc.	124	199,963
Rogers Communications, Inc. "B"	2,200	71,359
Softbank Corp.	5,900	76,265
Syniverse Holdings, Inc.*	4,700	78,067
USA Mobility, Inc.*	18,400	202,400
Vodafone Group PLC	326,712	721,771
		2,355,595
Utilities 2.3%
Electric Utilities 1.4%
Acciona SA	206	31,327
American Electric Power Co., Inc.	24,600	910,938
British Energy Group PLC	3,778	51,187
Chubu Electric Power Co., Inc.	3,100	73,202
Chugoku Electric Power Co., Inc.	1,300	26,652
CLP Holdings Ltd.	25,500	205,931
E.ON AG	14,333	725,870
Edison International	83,264	3,322,234
EDP — Energias de Portugal SA	34,896	146,869
Electricite de France	563	40,794
Enel SpA	29,562	246,432
Fortis, Inc.	3,200	72,284
Fortum Oyj	17,208	580,594
Hokkaido Electric Power Co., Inc.	1,100	22,966
Hokuriku Electric Power Co.	900	21,633
HongKong Electric Holdings Ltd.	15,000	94,414
Iberdrola SA	64,444	658,708
Kansai Electric Power Co., Inc.	3,800	84,334
Kyushu Electric Power Co., Inc.	2,100	43,959
Oesterreichische Elektrizitaetswirtschafts AG "A"	104	6,418
Portland General Electric Co.	5,700	134,862
Red Electrica Corporacion SA	340	17,259
RWE AG	829	79,708
Scottish & Southern Energy PLC	3,150	80,077
Shikoku Electric Power Co., Inc.	900	22,681
Terna — Rate Elettrica Nationale SpA	9,810	35,943
Tohoku Electric Power Co., Inc.	2,000	42,940
Tokyo Electric Power Co., Inc.	5,700	140,474
Union Fenosa SA	872	21,355
		7,942,045
Gas Utilities 0.2%
Centrica PLC	13,500	75,549
Enagas	468	10,081
Gas Natural SDG SA	729	27,110
Gaz de France	2,996	156,767
Hong Kong & China Gas Co., Ltd.	48,900	111,420
Osaka Gas Co., Ltd.	11,000	37,663
Piedmont Natural Gas Co., Inc.	700	22,372
Snam Rete Gas SpA	6,997	42,119
South Jersey Industries, Inc.	2,400	85,680
The Laclede Group, Inc.	7,800	378,222
Tokyo Gas Co., Ltd.	13,000	53,757
WGL Holdings, Inc.	1,400	45,430
		1,046,170
Independent Power Producers & Energy Traders 0.0%
Electric Power Development Co., Ltd.	900	29,086
Iberdrola Renovables*	2,330	10,141
International Power PLC	5,837	37,639
TransAlta Corp.	4,100	110,181
		187,047
Multi-Utilities 0.7%
A2A SpA	6,205	15,742
AGL Energy Ltd.	35,387	390,551
Avista Corp.	6,600	143,286
National Grid PLC	8,996	114,293
NorthWestern Corp.	9,400	236,222
PG&E Corp.	26,400	988,680
Sempra Energy	34,400	1,736,168
United Utilities Group PLC	1,989	24,608
Veolia Environnement	1,072	44,208
		3,693,758
Water Utilities 0.0%
Severn Trent PLC	708	17,096
Total Common Stocks (Cost $356,901,087)		315,035,768

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	80	8,558
Volkswagen AG	92	11,469
		20,027
Consumer Staples 0.0%
Henkel AG & Co. KGaA	1,591	58,444
Health Care 0.0%
Fresenius SE	902	65,109
Total Preferred Stocks (Cost $200,018)		143,580

Exchange Traded Fund 0.2%
iShares MSCI Japan Index Fund (Cost $1,555,643)	127,014	1,353,969

Participatory Note 0.0%
Union Bank of Nigeria PLC (issuer Merrill Lynch International & Co.) Expiration Date 10/4/2010* (Cost $2,802)	7,860	2,802
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 9.3%
Consumer Discretionary 1.2%
AMC Entertainment, Inc., 8.0%, 3/1/2014	120,000	103,200
American Achievement Corp., 144A, 8.25%, 4/1/2012	20,000	19,950
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	40,425	38,403
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	45,000	28,800
8.0%, 3/15/2014	20,000	14,050
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	135,000	116,100
Cablevision Systems Corp., Series B, 7.133%***, 4/1/2009	25,000	24,688
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	35,000	25,200
Carrols Corp., 9.0%, 1/15/2013	25,000	18,000
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	105,000	101,850
CSC Holdings, Inc.:
6.75%, 4/15/2012	30,000	27,488
Series B, 7.625%, 4/1/2011	40,000	38,400
Series B, 8.125%, 7/15/2009	45,000	44,550
Series B, 8.125%, 8/15/2009	85,000	84,150
Denny's Holdings, Inc., 10.0%, 10/1/2012	10,000	9,100
DIRECTV Holdings LLC, 144A, 7.625%, 5/15/2016	100,000	90,500
EchoStar DBS Corp.:
6.375%, 10/1/2011	70,000	64,400
6.625%, 10/1/2014	65,000	52,162
7.125%, 2/1/2016	50,000	40,125
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	40,000	11,200
General Motors Corp.:
7.4%, 9/1/2025	35,000	12,600
8.375%, 7/15/2033	55,000	22,000
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	40,000	36,000
Group 1 Automotive, Inc., 8.25%, 8/15/2013	20,000	18,200
Grupo Televisa SA, 6.0%, 5/15/2018	600,000	566,263
Hertz Corp., 8.875%, 1/1/2014	130,000	112,125
Idearc, Inc., 8.0%, 11/15/2016	85,000	23,163
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	25,000	17,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	45,000	30,150
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	73,500
Lamar Media Corp., Series C, 6.625%, 8/15/2015	25,000	20,688
Liberty Media LLC:
5.7%, 5/15/2013	10,000	8,317
8.25%, 2/1/2030	55,000	37,113
8.5%, 7/15/2029	70,000	49,465
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	20,000	19,600
MGM MIRAGE:
6.625%, 7/15/2015	20,000	13,900
6.75%, 9/1/2012	70,000	54,775
8.375%, 2/1/2011	35,000	28,612
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	60,000	57,000
Norcraft Holdings LP, 9.75%, 9/1/2012	125,000	112,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	75,000	53,625
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	40,000	38,300
Quebecor Media, Inc., 7.75%, 3/15/2016	25,000	21,875
Quiksilver, Inc., 6.875%, 4/15/2015	100,000	69,000
Reader's Digest Association, Inc., 9.0%, 2/15/2017	25,000	14,125
Sabre Holdings Corp., 8.35%, 3/15/2016	40,000	25,600
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%***, 3/15/2014	50,000	37,500
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	35,000	25,200
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014,	125,000	70,000
7.875% to 1/15/2014	10,000	7,500
Sinclair Television Group, Inc., 8.0%, 3/15/2012	35,000	33,775
Sirius XM Radio, Inc., 9.625%, 8/1/2013	80,000	42,400
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	45,000	30,600
TCI Communications, Inc., 8.75%, 8/1/2015	1,085,000	1,152,287
Time Warner Cable, Inc.:
5.4%, 7/2/2012	631,000	600,217
6.75%, 7/1/2018	490,000	457,626
Time Warner, Inc., 7.7%, 5/1/2032	235,000	205,329
Travelport LLC, 7.436%***, 9/1/2014	35,000	26,950
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	10,000	4,100
United Components, Inc., 9.375%, 6/15/2013	5,000	4,150
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	110,000	133,178
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	50,000	57,016
144A, 8.0%, 11/1/2016 EUR	50,000	54,200
Viacom, Inc.:
5.75%, 4/30/2011	678,000	658,670
6.75%, 10/5/2037	360,000	309,243
Videotron Ltd., 144A, 9.125%, 4/15/2018	15,000	15,150
Vitro SAB de CV:
9.125%, 2/1/2017	140,000	91,000
11.75%, 11/1/2013	15,000	12,900
		6,516,803
Consumer Staples 0.6%
Alliance One International, Inc., 8.5%, 5/15/2012	20,000	18,500
CVS Caremark Corp., 6.302%, 6/1/2037	1,336,000	1,066,804
Delhaize America, Inc., 9.0%, 4/15/2031	565,000	593,109
Kroger Co., 6.8%, 4/1/2011	590,000	607,512
Miller Brewing Co., 144A, 5.5%, 8/15/2013	835,000	823,752
SABMiller PLC, 144A, 5.7%, 1/15/2014	475,000	463,608
Smithfield Foods, Inc., 7.75%, 7/1/2017	25,000	19,625
		3,592,910
Energy 1.6%
Apache Corp., 6.9%, 9/15/2018	775,000	776,135
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	80,000	72,000
Belden & Blake Corp., 8.75%, 7/15/2012	205,000	186,550
Bristow Group, Inc., 7.5%, 9/15/2017	35,000	31,150
Chaparral Energy, Inc., 8.5%, 12/1/2015	45,000	35,550
Chesapeake Energy Corp.:
6.25%, 1/15/2018	25,000	21,375
6.875%, 1/15/2016	145,000	132,312
7.25%, 12/15/2018	70,000	64,400
7.5%, 6/15/2014	15,000	14,362
Cimarex Energy Co., 7.125%, 5/1/2017	30,000	27,600
Delta Petroleum Corp., 7.0%, 4/1/2015	65,000	45,175
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	13,650
8.375%, 5/1/2016	85,000	73,950
El Paso Corp.:
7.25%, 6/1/2018	55,000	51,150
9.625%, 5/15/2012	34,000	35,296
Enterprise Products Operating LP, Series B, 5.6%, 10/15/2014	740,000	697,297
EXCO Resources, Inc., 7.25%, 1/15/2011	60,000	56,700
Forest Oil Corp., 144A, 7.25%, 6/15/2019	20,000	17,100
Frontier Oil Corp.:
6.625%, 10/1/2011	25,000	23,625
8.5%, 9/15/2016	50,000	48,125
KCS Energy, Inc., 7.125%, 4/1/2012	155,000	136,400
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	635,000	544,208
Mariner Energy, Inc.:
7.5%, 4/15/2013	35,000	30,975
8.0%, 5/15/2017	25,000	21,125
Newfield Exploration Co., 7.125%, 5/15/2018	60,000	52,200
OPTI Canada, Inc.:
7.875%, 12/15/2014	60,000	53,100
8.25%, 12/15/2014	110,000	98,450
Petro-Canada, 6.8%, 5/15/2038 (c)	665,000	526,832
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	40,000	34,800
9.125%, 7/15/2013	20,000	18,800
Plains Exploration & Production Co.:
7.0%, 3/15/2017	40,000	34,800
7.625%, 6/1/2018	70,000	61,950
Quicksilver Resources, Inc., 7.125%, 4/1/2016	110,000	89,650
Range Resources Corp., 7.25%, 5/1/2018	10,000	9,450
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	30,000	25,800
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	10,000	9,700
SPI Electricity Property Ltd., 144A, 7.25%, 12/1/2016	2,875,000	2,905,397
Stone Energy Corp.:
6.75%, 12/15/2014	60,000	46,500
8.25%, 12/15/2011	110,000	102,300
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	35,000	31,064
Tesoro Corp., 6.5%, 6/1/2017	20,000	16,000
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	745,000	589,356
Transocean, Inc., 6.8%, 3/15/2038	310,000	284,427
Whiting Petroleum Corp.:
7.0%, 2/1/2014	45,000	38,250
7.25%, 5/1/2012	45,000	41,737
7.25%, 5/1/2013	5,000	4,638
Williams Companies, Inc.:
8.125%, 3/15/2012	135,000	136,393
8.75%, 3/15/2032	180,000	184,565
Williams Partners LP, 7.25%, 2/1/2017	35,000	32,550
		8,584,919
Financials 2.3%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	85,000	76,606
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	1,305,000	789,874
Series J, 5.625%, 8/17/2011	895,000	440,533
American International Group, Inc., 144A, 8.175%, 5/15/2058	185,000	29,636
ANZ National International Ltd., 144A, 6.2%, 7/19/2013	400,000	397,084
Ashton Woods USA LLC, 9.5%, 10/1/2015	100,000	45,000
Bank of America NA, 5.3%, 3/15/2017 (c)	645,000	535,801
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	20,000	8,400
Citigroup, Inc., 6.5%, 8/19/2013	45,000	39,995
Corp. Andina de Fomento, 6.875%, 3/15/2012	210,000	219,114
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	420,000	381,726
144A, 7.0%, 10/15/2037	995,000	700,791
144A, 8.0%, 1/15/2011	1,180,000	1,207,192
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	586,162
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	300,000	190,768
7.375%, 10/28/2009	175,000	140,694
7.875%, 6/15/2010	145,000	110,682
FPL Group Capital, Inc., 6.65%, 6/15/2067	1,037,000	823,948
GMAC LLC, 6.875%, 9/15/2011	560,000	249,865
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	80,000	73,200
8.875%, 4/1/2015 (PIK)	70,000	63,350
9.75%, 4/1/2017	85,000	76,075
HBOS PLC, 144A, 6.75%, 5/21/2018	185,000	155,118
Hexion US Finance Corp., 9.75%, 11/15/2014	10,000	7,900
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	135,000	132,975
iPayment, Inc., 9.75%, 5/15/2014	40,000	32,000
KeyCorp., Series H, 6.5%, 5/14/2013	261,000	187,885
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	40,000	26,000
Merrill Lynch & Co., Inc.:
6.875%, 4/25/2018	350,000	309,663
7.75%, 5/14/2038	385,000	323,584
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	695,000	675,176
Morgan Stanley, Series F, 6.0%, 4/28/2015	975,000	663,221
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	100,000	87,500
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	30,000	29,475
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	5,000	5,100
Rio Tinto Finance (USA) Ltd., 6.5%, 7/15/2018 (c)	310,000	293,139
Sprint Capital Corp.:
7.625%, 1/30/2011	30,000	27,300
8.375%, 3/15/2012	15,000	13,500
StanCorp Financial Group, Inc., 6.9%, 5/29/2067	720,000	606,330
Symetra Financial Corp., 144A, 8.3%, 10/15/2037	340,000	221,000
TNK-BP Finance SA, Series 5, 144A, 7.5%, 3/13/2013	215,000	169,850
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	105,000	14,700
UCI Holdco, Inc., 10.319%***, 12/15/2013 (PIK)	52,604	39,979
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	305,000	295,896
Universal City Development Partners, 11.75%, 4/1/2010	185,000	178,756
Wells Fargo & Co., 5.25%, 10/23/2012	260,000	249,561
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,967
Wind Acquisition Finance SA, 144A, 9.75%, 12/1/2015 EUR	50,000	63,703
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	711,000	640,630
		12,646,404
Health Care 0.3%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	80,000	69,600
Boston Scientific Corp., 6.0%, 6/15/2011	50,000	47,250
Community Health Systems, Inc., 8.875%, 7/15/2015	290,000	275,500
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/2038	520,000	488,172
HCA, Inc.:
9.125%, 11/15/2014	60,000	58,350
9.25%, 11/15/2016	190,000	184,775
9.625%, 11/15/2016 (PIK)	55,000	52,250
HEALTHSOUTH Corp., 10.75%, 6/15/2016	25,000	25,250
IASIS Healthcare LLC, 8.75%, 6/15/2014	50,000	47,250
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	40,000	37,200
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	45,000	39,150
The Cooper Companies, Inc., 7.125%, 2/15/2015	75,000	73,500
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	15,000	12,975
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	125,000	120,625
		1,531,847
Industrials 0.3%
Actuant Corp., 6.875%, 6/15/2017	25,000	23,875
Allied Waste North America, Inc., 6.5%, 11/15/2010	25,000	24,438
ARAMARK Corp.:
6.301%***, 2/1/2015	45,000	39,375
8.5%, 2/1/2015	15,000	14,100
Baldor Electric Co., 8.625%, 2/15/2017	30,000	28,650
BE Aerospace, Inc., 8.5%, 7/1/2018	70,000	67,900
Belden, Inc., 7.0%, 3/15/2017	30,000	26,700
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	105,000	92,400
Building Materials Corp. of America, 7.75%, 8/1/2014	50,000	39,500
Cenveo Corp., 144A, 10.5%, 8/15/2016	35,000	32,375
DRS Technologies, Inc.:
6.625%, 2/1/2016	90,000	90,900
6.875%, 11/1/2013	105,000	103,950
7.625%, 2/1/2018	130,000	135,850
Education Management LLC, 8.75%, 6/1/2014	5,000	4,175
Esco Corp.:
144A, 6.694%***, 12/15/2013	35,000	32,200
144A, 8.625%, 12/15/2013	65,000	63,700
General Cable Corp., 7.125%, 4/1/2017	95,000	85,500
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	10,000	8,350
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	30,000	27,450
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	10,000	7,100
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	145,000	92,075
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	60,000	57,300
7.625%, 12/1/2013	110,000	105,050
9.375%, 5/1/2012	95,000	96,900
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	20,000	20,000
8.0%, 6/1/2015	65,000	64,025
Mobile Services Group, Inc., 9.75%, 8/1/2014	40,000	37,200
Moog, Inc., 144A, 7.25%, 6/15/2018	15,000	14,400
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	60,000	55,200
Ply Gem Industries, Inc., 144A, 11.75%, 6/15/2013	25,000	21,500
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	110,000	37,400
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	35,000	32,900
Seitel, Inc., 9.75%, 2/15/2014	20,000	16,300
Titan International, Inc., 8.0%, 1/15/2012	130,000	126,100
TransDigm, Inc., 7.75%, 7/15/2014	20,000	18,800
United Rentals North America, Inc.:
6.5%, 2/15/2012	80,000	66,800
7.0%, 2/15/2014	105,000	73,500
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	25,000	21,750
		1,905,688
Information Technology 0.5%
Alion Science & Technology Corp., 10.25%, 2/1/2015	25,000	15,750
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	145,000	124,033
Dun & Bradstreet Corp., 6.0%, 4/1/2013	725,000	719,942
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	130,000	89,700
L-3 Communications Corp.:
5.875%, 1/15/2015	125,000	113,125
Series B, 6.375%, 10/15/2015	60,000	55,200
7.625%, 6/15/2012	120,000	118,200
Lucent Technologies, Inc., 6.45%, 3/15/2029	110,000	67,100
MasTec, Inc., 7.625%, 2/1/2017	50,000	42,250
NXP BV/NXP Funding LLC, 7.713%***, 10/15/2013 EUR	50,000	42,938
Sanmina-SCI Corp., 144A, 5.569%***, 6/15/2010	20,000	18,800
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	70,000	61,250
SunGard Data Systems, Inc., 10.25%, 8/15/2015	95,000	82,413
Tyco Electronics Group SA, 6.0%, 10/1/2012	930,000	916,552
Xerox Corp., 6.35%, 5/15/2018	475,000	434,198
		2,901,451
Materials 0.7%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	20,000	17,550
ARCO Chemical Co., 9.8%, 2/1/2020	285,000	171,000
Cascades, Inc., 7.25%, 2/15/2013	110,000	85,800
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,042,000	992,632
Chemtura Corp., 6.875%, 6/1/2016	75,000	60,000
Clondalkin Acquisition BV, 144A, 4.819%***, 12/15/2013	75,000	60,938
CPG International I, Inc., 10.5%, 7/1/2013	60,000	40,800
Exopack Holding Corp., 11.25%, 2/1/2014	130,000	109,200
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	90,000	88,425
8.375%, 4/1/2017	175,000	172,375
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	25,000	22,313
9.5%, 12/1/2011	30,000	29,700
Hexcel Corp., 6.75%, 2/1/2015	155,000	148,800
Innophos, Inc., 8.875%, 8/15/2014	15,000	15,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012	60,000	50,100
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	100,000	89,500
Metals USA Holdings Corp., 8.791%***, 7/1/2012 (PIK)	20,000	16,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	15,000	8,550
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	70,000	55,300
NewMarket Corp., 7.125%, 12/15/2016	80,000	76,800
NewPage Corp., 10.0%, 5/1/2012	85,000	76,075
Nucor Corp., 6.4%, 12/1/2037	530,000	484,513
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	50,000	60,183
Rhodia SA, 144A, 7.713%***, 10/15/2013 EUR	50,000	58,072
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	394,215
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	50,000	39,000
8.375%, 7/1/2012	30,000	25,200
Steel Dynamics, Inc.:
6.75%, 4/1/2015	25,000	21,500
7.375%, 11/1/2012	25,000	22,875
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	80,000	76,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	110,000	113,880
Witco Corp., 6.875%, 2/1/2026	25,000	15,875
Wolverine Tube, Inc., 10.5%, 4/1/2009	65,000	63,050
Xstrata Canada Corp., 6.0%, 10/15/2015	160,000	144,989
		3,906,210
Telecommunication Services 0.5%
BCM Ireland Preferred Equity Ltd., 144A, 11.964%***, 2/15/2017 (PIK) EUR	52,974	36,543
Centennial Communications Corp.:
10.0%, 1/1/2013	25,000	23,937
10.125%, 6/15/2013	55,000	54,450
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	75,000	67,500
8.375%, 1/15/2014	40,000	34,800
Cricket Communications, Inc.:
9.375%, 11/1/2014	85,000	79,050
144A, 10.0%, 7/15/2015	70,000	66,850
Embratel, Series B, 11.0%, 12/15/2008	15,000	15,019
Hellas Telecommunications Luxembourg V, 144A, 8.463%***, 10/15/2012 EUR	200,000	215,393
Intelsat Corp., 144A, 9.25%, 6/15/2016	155,000	142,600
iPCS, Inc., 4.926%***, 5/1/2013	15,000	12,225
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	105,000	98,175
Millicom International Cellular SA, 10.0%, 12/1/2013	155,000	153,450
Nortel Networks Ltd.:
7.041%***, 7/15/2011	30,000	20,025
144A, 10.75%, 7/15/2016	50,000	30,625
Qwest Corp.:
7.25%, 9/15/2025	15,000	11,175
7.625%, 6/15/2015	913,000	794,310
7.875%, 9/1/2011	90,000	86,400
8.875%, 3/15/2012	20,000	19,600
Sprint Nextel Corp., 6.0%, 12/1/2016	35,000	26,950
Stratos Global Corp., 9.875%, 2/15/2013	30,000	29,250
Telecom Italia Capital, 7.721%, 6/4/2038	430,000	356,393
Verizon Communications, Inc., 6.9%, 4/15/2038 (c)	345,000	305,815
Virgin Media Finance PLC, 8.75%, 4/15/2014	90,000	75,600
West Corp., 9.5%, 10/15/2014	25,000	19,125
Windstream Corp., 7.0%, 3/15/2019	40,000	32,000
		2,807,260
Utilities 1.3%
AES Corp.:
8.0%, 10/15/2017	75,000	67,687
144A, 8.0%, 6/1/2020	70,000	61,250
144A, 8.75%, 5/15/2013	230,000	231,150
9.5%, 6/1/2009	40,000	39,600
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	300,000	303,000
Arizona Public Service Co., 6.875%, 8/1/2036	490,000	414,640
CMS Energy Corp., 8.5%, 4/15/2011	175,000	179,059
Commonwealth Edison Co., Series 104, 5.95%, 8/15/2016	680,000	642,199
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	400,000	352,080
7.5%, 6/30/2066	900,000	768,627
Edison Mission Energy, 7.0%, 5/15/2017	75,000	67,500
Energy East Corp., 6.75%, 6/15/2012	970,000	985,491
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	110,000	99,275
Integrys Energy Group, Inc., 6.11%, 12/1/2066	795,000	609,384
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	35,000	33,425
Knight, Inc., 6.5%, 9/1/2012	20,000	18,850
Mirant Americas Generation LLC, 8.3%, 5/1/2011	90,000	86,625
Mirant North America LLC, 7.375%, 12/31/2013	25,000	23,500
NRG Energy, Inc.:
7.25%, 2/1/2014	80,000	74,200
7.375%, 2/1/2016	60,000	54,000
Oncor Electric Delivery Co., 7.0%, 9/1/2022	30,000	25,189
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	730,000	668,293
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,135,000	919,789
Regency Energy Partners LP, 8.375%, 12/15/2013	50,000	45,000
Reliant Energy, Inc., 7.875%, 6/15/2017	85,000	62,900
Sierra Pacific Resources:
6.75%, 8/15/2017	85,000	77,704
8.625%, 3/15/2014	15,000	15,363
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	165,000	148,912
		7,074,692
Total Corporate Bonds (Cost $58,465,896)		51,468,184

Asset-Backed 0.5%
Home Equity Loans
Bayview Financial Acquisition Trust,"1A1", Series 2006-A, 5.614%, 2/28/2041	208,261	205,274
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	300,005	293,755
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,320,000	703,690
"A6", Series 2006-15, 5.826%, 10/25/2046	450,000	327,398
"A1B", Series 2007-S1, 5.888%, 11/25/2036	493,524	428,976
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,295,000	689,327
Total Asset-Backed (Cost $4,058,209)		2,648,420

Commercial and Non-Agency Mortgage-Backed Securities 14.2%
Adjustable Rate Mortgage Trust,"1A4", Series 2006-2, 5.752%***, 5/25/2036	1,345,000	1,012,235
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-3, 5.838%***, 6/10/2049	940,000	882,832
"A4", Series 2007-3, 5.838%***, 6/10/2049	1,575,000	1,338,503
"AJ", Series 2007-3, 5.838%***, 6/10/2049	1,700,000	1,113,514
"ASB", Series 2008-1, 6.173%, 2/10/2051	550,000	498,936
Banc of America Mortgage Securities,"3A1", Series 2003-H, 4.536%***, 9/25/2033	1,003,354	983,940
Bear Stearns Adjustable Rate Mortgage Trust:
"2A1", Series 2006-4, 5.788%***, 10/25/2036	960,005	695,093
"3A1", Series 2007-5, 5.981%***, 8/25/2047	1,160,040	955,133
"22A1", Series 2007-4, 5.998%***, 6/25/2047	903,108	674,972
Bear Stearns Commercial Mortgage Securities, Inc.,"AAB", Series 2007-PW16, 5.902%***, 6/11/2040	1,550,000	1,383,560
Chase Mortgage Finance Corp.,"3A1", Series 2005-A1, 5.285%***, 12/25/2035	1,017,129	897,765
Citicorp Mortgage Securities, Inc.,"1A1", Series 2004-8, 5.5%, 10/25/2034	783,845	756,380
Citigroup Commercial Mortgage Trust,"A4", Series 2007-C6, 5.889%***, 12/10/2049	435,000	371,803
Citigroup Mortgage Loan Trust, Inc.:
"2A1A", Series 2007-AR8, 5.914%***, 7/25/2037	2,529,272	2,062,810
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,049,133	970,776
Citigroup/Deutsche Bank Commercial Mortgage Trust,"F", Series 2007-CD4, 5.555%***, 12/11/2049	690,000	307,417
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	697,475	632,433
"A6", Series 2004-14T2, 5.5%, 8/25/2034	626,860	596,603
"1A1", Series 2004-J1, 6.0%, 2/25/2034	136,118	117,317
Countrywide Home Loans,"1A1", Series 2007-HY1, 5.696%***, 4/25/2037	1,614,758	1,240,465
Credit Suisse Mortgage Capital Certificates, Inc.:
"10A2", Series 2007-5, 6.0%, 4/25/2029	979,495	844,203
"3A1", Series 2006-9, 6.0%, 11/25/2036	466,886	402,397
"3A19", Series 2007-5, 6.0%, 8/25/2037	1,335,531	1,084,284
"5A14", Series 2007-1, 6.0%, 2/25/2037	1,174,445	1,106,308
First Horizon Mortgage Pass-Through Trust,"1A2", Series 2006-AR4, 5.483%***, 1/25/2037	1,669,039	1,390,046
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	1,640,000	1,079,221
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	629,632	621,662
"4A1", Series 2005-AR6, 5.467%***, 11/19/2035	1,016,209	874,148
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2007-GG9, 5.381%, 3/10/2039	2,150,000	2,005,290
"A4", Series 2007-GG11, 5.736%, 12/10/2049	600,000	509,245
GS Mortgage Securities Corp. II:
"A2", Series 2007-GG10, 5.778%, 8/10/2045	2,130,000	1,997,111
"A4", Series 2007-GG10, 5.993%***, 8/10/2045	675,000	576,279
"J", Series 2007-GG10, 144A, 5.993%***, 8/10/2045	1,419,000	424,272
"K", Series 2007-GG10, 144A, 5.993%***, 8/10/2045	394,000	96,320
GSR Mortgage Loan Trust:
"2A1", Series 2007-AR2, 5.511%***, 5/25/2047	1,803,026	1,459,847
"1A1", Series 2007-AR2, 5.779%***, 5/25/2047	1,969,280	1,462,877
"2A1", Series 2007-AR1, 5.998%***, 3/25/2047	2,148,261	1,725,953
IndyMac Inda Mortgage Loan Trust,"1A1", Series 2006-AR3, 5.334%***, 12/25/2036	1,249,977	974,279
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2007-LD12, 5.882%, 2/15/2051	525,000	447,491
"ASB", Series 2007-CB19, 5.92%***, 2/12/2049	1,280,000	1,146,927
"A4", Series 2007-LD11, 6.007%***, 6/15/2049	1,320,000	1,129,446
"ASB", Series 2007-LD11, 6.007%***, 6/15/2049	2,140,000	1,924,019
"F", Series 2007-LD11, 6.007%***, 6/15/2049	650,000	291,958
"AM", Series 2007-LD12, 6.261%***, 2/15/2051	825,000	653,695
JPMorgan Mortgage Trust:
"3A3", Series 2004-A3, 4.963%***, 7/25/2034	1,380,000	1,015,454
"2A1R", Series 2006-A7, 5.429%***, 1/25/2037	1,496,469	1,150,203
"2A4", Series 2006-A2, 5.755%***, 4/25/2036	2,000,000	1,435,606
"1A1", Series 2008-R2, 144A, 5.772%***, 7/27/2037	679,821	571,049
"2A1" Series 2006-A5, 5.819%***, 8/25/2036	999,159	805,562
Lehman Mortgage Trust,"3A3", Series 2006-1, 5.5%, 2/25/2036	1,157,369	1,062,817
MASTR Adjustable Rate Mortgages Trust:
"3A6",Series 2004-13, 3.788%***, 11/21/2034	1,185,000	1,076,098
"B1", Series 2004-13, 4.067%***, 12/21/2034	1,363,208	879,668
MASTR Alternative Loans Trust,"8A1", Series 2004-3, 7.0%, 4/25/2034	36,367	32,583
MASTR Asset Securitization Trust,"2A7", Series 2003-9, 5.5%, 10/25/2033	946,625	868,233
Merrill Lynch Mortgage Investors Trust,"A2", Series 2005-A5, 4.566%, 6/25/2035	175,000	157,764
Merrill Lynch Mortgage Trust,"ASB", Series 2007-C1, 6.023%***, 6/12/2050	535,000	478,186
Merrill Lynch/Countrywide Commercial Mortgage Trust,"ASB", Series 2007-7, 5.745%, 6/12/2050	700,000	622,422
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	2,200,000	2,051,892
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,410,000	1,248,610
New York Mortgage Trust, "2A3", Series 2006-1, 5.653%***, 5/25/2036	1,400,000	1,118,256
Residential Accredit Loans, Inc.:
"A3", Series 2004-QS11, 5.5%, 8/25/2034	448,969	366,892
"CB", Series 2004-QS2, 5.75%, 2/25/2034	607,566	525,014
Residential Funding Mortgage Securities I, "2A2", Series 2007-SA1, 5.622%***, 2/25/2037	563,825	436,252
Structured Adjustable Rate Mortgage Loan Trust, "6A3", Series 2005-21, 5.4%***, 11/25/2035	1,190,000	878,256
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	320,395	280,146
SunTrust Adjustable Rate Mortgage Loan Trust,"3A1", Series 2007-3, 6.021%***, 6/25/2037	1,864,557	1,590,026
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	1,000,000	923,475
"AJ", Series 2007-C30, 5.413%, 12/15/2043	675,000	436,986
"A2", Series 2007-C32, 5.924%***, 6/15/2049	1,420,000	1,329,736
"H", Series 2007-C32, 144A, 5.929%***, 6/15/2049	990,000	320,478
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR14, 5.051%***, 12/25/2035	1,325,000	1,132,528
"1A3", Series 2005-AR16, 5.101%***, 12/25/2035	1,305,000	1,094,316
"1A3A", Series 2005-AR18, 5.255%***, 1/25/2036	1,625,000	1,427,124
"1A1", Series 2006-AR18, 5.342%***, 1/25/2037	1,147,626	909,273
"2A2", Series 2006-AR18, 5.493%***, 1/25/2037	1,385,000	953,677
"1A1", Series 2007-HY5, 5.521%***, 5/25/2037	1,211,413	833,188
"1A1", Series 2006-AR16, 5.609%***, 12/25/2036	1,436,888	1,025,639
"1A3", Series 2006-AR8, 5.877%***, 8/25/2046	1,395,000	1,114,322
"3A1", Series 2007-HY7, 5.907%***, 7/25/2037	595,397	440,378
Wells Fargo Mortgage Backed Securities Trust:
"2A5", Series 2006-AR2, 5.106%***, 3/25/2036	3,435,980	3,051,933
"3A2", Series 2006-AR8, 5.237%***, 4/25/2036	2,070,000	1,769,440
"A6", Series 2006-AR11, 5.511%***, 8/25/2036	1,995,000	1,477,926
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $94,595,520)		78,611,173

Collateralized Mortgage Obligations 2.2%
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,188,040	1,163,634
"BE" Series 3128, 5.0%, 5/15/2033	1,400,000	1,366,023
"BG", Series 2869, 5.0%, 7/15/2033	315,000	311,584
"NE", Series 2802, 5.0%, 2/15/2033	880,000	868,090
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	2,053,369
"XD", Series 2941, 5.0%, 5/15/2033	2,010,000	1,971,243
Federal National Mortgage Association:
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,365,020
"EA", Series 2008-54, 5.0%, 7/25/2019	1,640,868	1,637,528
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,264,161
Total Collateralized Mortgage Obligations (Cost $11,776,917)		12,000,652

Mortgage-Backed Securities Pass-Throughs 5.7%
Federal Home Loan Mortgage Corp.:
4.5%, 11/1/2018	1,044,657	1,028,049
5.5%, 10/1/2023	788,244	787,844
5.518%***, 2/1/2038	712,801	693,263
6.5%, with various maturities from 1/1/2035 until 8/1/2038	1,468,684	1,517,410
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2020 until 10/1/2033	3,135,057	3,018,430
5.0%, with various maturities from 2/1/2021 until 9/1/2033	2,386,746	2,351,559
5.5%, with various maturities from 1/1/2020 until 7/1/2037	14,768,122	14,745,194
6.0%, with various maturities from 1/1/2024 until 4/1/2024	1,610,766	1,640,927
6.5%, with various maturities from 5/1/2023 until 8/1/2036	4,543,615	4,676,919
7.0%, 4/1/2038	1,189,305	1,242,360
9.0%, 11/1/2030	58,615	64,782
Total Mortgage-Backed Securities Pass-Throughs (Cost $31,587,078)		31,766,737

Preferred Securities 0.6%
Financials
Bank of America Corp., Series M, 8.125%, 5/15/2018 (f)	595,000	480,724
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (f)	340,000	231,425
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011 (f)	1,594,000	1,211,472
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017 (f)	900,000	670,516
Stoneheath Re, 6.868%, 10/15/2011 (f)	1,460,000	804,460
Total Preferred Securities (Cost $4,848,164)		3,398,597

Municipal Bonds and Notes 1.6%
Arizona, Salt River Project, Agricultural Improvement & Power District, Electric Systems Revenue, Series A, 5.0%, 1/1/2038	480,000	452,558
Central Puget Sound, WA, Regional Transportation Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036	295,000	276,008
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series A, 6.899%, 12/1/2040	685,000	724,963
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	500,000	462,575
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project, 5.57%, 2/1/2014 (d)	610,000	595,677
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2038	390,000	353,227
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.03%, 5/15/2028 (d)	835,000	843,091
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (d)	2,300,000	2,229,275
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,565,000	1,592,904
Whittier, CA, Redevelopment Agency, Tax Allocation, Housing Projects, Series B, 6.09%, 11/1/2038 (d)	1,400,000	1,190,210
Total Municipal Bonds and Notes (Cost $9,050,338)		8,720,488

Government & Agency Obligations 4.6%
US Government Sponsored Agencies 0.3%
Federal National Mortgage Association, 6.625%, 11/15/2030 (c)	1,635,000	1,973,149
US Treasury Obligations 4.3%
US Treasury Bill, 1.35%****, 10/16/2008 (e)	12,451,000	12,444,874
US Treasury Bonds:
4.5%, 5/15/2038 (c)	290,000	299,380
5.5%, 8/15/2028 (c)	3,879,000	4,418,119
US Treasury Notes:
2.0%, 9/30/2010	132,000	132,041
4.0%, 8/15/2018 (c)	6,080,000	6,166,452
4.875%, 5/31/2011 (c)	500,000	535,937
		23,996,803
Total Government & Agency Obligations (Cost $25,901,638)		25,969,952
	Shares	Value ($)

Securities Lending Collateral 2.5%
Daily Assets Fund Institutional, 2.79% (g) (h) (Cost $14,013,096)	14,013,096	14,013,096

Cash Equivalents 3.0%
Cash Management QP Trust, 2.38% (g) (Cost $16,451,989)	16,451,989	16,451,989
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $629,408,395)+	101.2	561,585,407
Other Assets and Liabilities, Net	(1.2)	(6,542,813)
Net Assets	100.0	555,042,594
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Tropicana Entertainment LLC	9.625%	12/15/2014	105,000	USD	54,144	14,700
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2008.
**** Annualized yield at time of purchase; not a coupon rate
+ The cost for federal income tax purposes was $632,856,783. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $71,271,376. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,315,402 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $78,586,778.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2008 amounted to $13,337,035, which is 2.4% of net assets.
(d) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Company	0.2
Financial Security Assurance, Inc.	0.2
MBIA Corp.	0.1
XL Capital Insurance	0.4
(e) At September 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Date shown is a call date; not a maturity date for the perpetual preferred securities.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of income is paid in kind.

PPS: Price Protected Shares

REIT: Real Estate Investment Trust

RNC: Riparmio Non-Convertible (Non-Convertible Savings Shares)

SDR: Swedish Depository Receipt

At September 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/19/2008	247	28,742,458	28,312,375	(430,083)
5 Year US Treasury Note	12/31/2008	177	19,815,393	19,865,484	50,091
DJ Euro Stoxx 50 Index	12/19/2008	9	402,691	387,962	(14,729)
FTSE 100 Index	12/19/2008	1	94,586	88,413	(6,173)
Hang Seng Stock Index	10/30/2008	107	13,044,356	12,458,540	(585,816)
Nekkei 225 Index	12/11/2008	2	125,458	116,550	(8,908)
Russell E mini 2000 Index	12/19/2008	4	287,872	271,360	(16,512)
S&P Mini 500 Index	12/19/2008	161	9,553,368	9,410,450	(142,918)
SPI 200 Index	12/18/2008	1	95,800	92,558	(3,242)
United Kingdom Treasury Bond	12/29/2008	27	5,369,590	5,383,420	13,830
Total net unrealized depreciation					(1,144,460)

At September 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation
10 Year US Treasury Note	12/19/2008	62	7,169,548	7,106,750	62,798
S&P Mini 500 Index	12/19/2008	269	16,088,930	15,723,049	365,881
Total unrealized appreciation					428,679

As of September 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	558,900	USD	792,562	10/16/2008	4,767
USD	28,104,730	HKD	218,815,000	12/15/2008	108,985
USD	18,135,139	JPY	1,921,953,000	12/15/2008	137,233
USD	19,178,880	NZD	29,967,000	12/15/2008	692,157
Total unrealized appreciation					943,142
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	41,797	EUR	28,700	10/16/2008	(1,343)
USD	28,913,953	NOK	169,709,000	12/15/2008	(163,360)
USD	31,082,990	SGD	44,272,000	12/15/2008	(158,367)
Total unrealized depreciation					(323,070)
Currency Abbreviations
EUR Euro HKD Hong Kong Dollar JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SGD Singapore Dollar USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presenation purposes in this investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 300,069,658	$ (715,781)
Level 2	258,941,674	620,072
Level 3	2,574,075	—
	$ 561,585,407	$ (95,709)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2008:

Investments in Securities
Balance as of April 1, 2008	$ 2,534,410
Total realized gains (loss)	7,133
Change in unrealized appreciation (depreciation)	(632,115)
Amortization premium/discount	182
Net purchases (sales)	655,696
Net transfers in (out) of Level 3	8,769
Balance as of September 30, 2008	$ 2,574,075

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $598,943,310) — including $13,337,035 of securities loaned	$ 531,120,322
Investment in Daily Assets Fund Institutional (cost $14,013,096)*	14,013,096
Investment in Cash Management QP Trust (cost $16,451,989)	16,451,989
Total investments, at value (cost $629,408,395)	561,585,407
Foreign currency, at value (cost $482,875)	475,862
Receivable for investments sold	76,793,229
Dividends receivable	393,410
Interest receivable	2,305,185
Receivable for Fund shares sold	10,911
Foreign taxes recoverable	65,612
Net receivable on closed forward foreign currency exchange contracts	348,313
Unrealized appreciation on forward foreign currency exchange contracts	943,142
Due from Advisor	37,750
Other assets	36,265
Total assets	642,995,086
Liabilities
Cash overdraft	181,170
Payable for investments purchased	70,233,981
Payable for Fund shares redeemed	1,482,039
Payable upon return of securities loaned	14,013,096
Payable for daily variation margin on open futures contracts	1,169,931
Unrealized depreciation on forward foreign currency exchange contracts	323,070
Accrued management fee	95,501
Other accrued expenses and payables	453,704
Total liabilities	87,952,492
Net assets, at value	$ 555,042,594
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of September 30, 2008 (Unaudited) (continued)
Net Assets consist of
Undistributed net investment income	2,154,824
Net unrealized appreciation (depreciation) on: Investments	(67,822,988)
Futures	(715,781)
Foreign currency	956,402
Accumulated net realized gain (loss)	(89,631,521)
Paid-in capital	710,101,658
Net assets, at value	$ 555,042,594
Net Asset Value
Class S Net Asset Value offering and redemption price per share ($4,041,780 ÷ 483,530 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.36

Institutional Class

Net Asset Value offering and redemption price per share ($551,000,814 ÷ 63,128,853 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $152,407)	$ 4,178,691
Interest (net of foreign taxes withheld of $8,846)	7,106,112
Interest — Cash Management QP Trust	437,446
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	93,284
Total Income	11,815,533
Expenses: Management fee	1,934,259
Administration fee	330,943
Services to shareholders	528,949
Professional fees	49,396
Trustees' fees and expenses	16,905
Custodian fee	238,746
Reports to shareholders	30,013
Registration fees	16,544
Other	38,910
Total expenses before expense reductions	3,184,665
Expense reductions	(1,359,361)
Total expenses after expense reductions	1,825,304
Net investment income	9,990,229
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(39,288,907)
Futures	581,986
Foreign currency	(8,609,473)
(47,316,394)
Change in net unrealized appreciation (depreciation) on: Investments	(33,956,779)
Futures	(1,507,604)
Foreign currency	2,849,699
(32,614,684)
Net gain (loss)	(79,931,078)
Net increase (decrease) in net assets resulting from operations	$ (69,940,849)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2008 (Unaudited)	Year Ended March 31, 2008
Operations: Net investment income	$ 9,990,229	$ 22,190,391
Net realized gain (loss)	(47,316,394)	25,684,604
Change in net unrealized appreciation (depreciation)	(32,614,684)	(50,387,549)
Net increase (decrease) in net assets resulting from operations	(69,940,849)	(2,512,554)
Distributions to shareholders from: Net investment income Class S	(90,095)	(186,707)
Institutional Class	(13,275,436)	(31,654,117)
Net realized gains Class S	(62,382)	(697,044)
Institutional Class	(8,205,004)	(105,625,464)
Total distributions	(21,632,917)	(138,163,332)
Fund share transactions: Proceeds from shares sold	15,310,636	99,016,462
Reinvestment of distributions	21,631,908	138,155,019
Cost of shares redeemed	(133,576,456)	(118,987,404)
Redemption fees	—	89,752
Net increase (decrease) in net assets from Fund share transactions	(96,633,912)	118,273,829
Increase (decrease) in net assets	(188,207,678)	(22,402,057)
Net assets at beginning of period	743,250,272	765,652,329
Net assets at end of period (including undistributed net investment income of $2,154,824 and $5,530,126, respectively)	$ 555,042,594	$ 743,250,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.79	$ 11.85	$ 11.30	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income[c]	.14	.29	.33	.22	.21	.11
Net realized and unrealized gain (loss)	(1.25)	(.30)	.80	.70	.30	.93
Total from investment operations	(1.11)	(.01)	1.13	.92	.51	1.04
Less distributions from: Net investment income	(.19)	(.42)	(.25)	(.24)	(.32)	(.36)
Net realized gains	(.13)	(1.63)	(.33)	—	—	—
Total distributions	(.32)	(2.05)	(.58)	(.24)	(.32)	(.36)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.36	$ 9.79	$ 11.85	$ 11.30	$ 10.62	$ 10.43
Total Return (%)[d]	(11.65)**	(.75)	10.16	8.77	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	5	31	56	69
Ratio of expenses before expense reductions (%)	1.02*	1.05	.93	1.41	1.33[e]	1.41e*
Ratio of expenses after expense reductions (%)	.77*	.87	.71	1.00	1.00[e]	1.00e*
Ratio of net investment income (%)	2.80*	2.50	2.67	1.92	1.90	1.65*
Portfolio turnover rate (%)	119**	264	175	108	122[f]	124f**
+ On October 23, 2006, Investment Class was renamed Class S.
[a] For the six months ended September 30, 2008 (Unaudited).
[b] For the period from July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[f] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 ratio represents the Asset Management Portfolio only.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 12.29	$ 11.74	$ 11.04	$ 10.84	$ 9.17
Income (loss) from investment operations: Net investment income[b]	.15	.32	.34	.27	.25	.21
Net realized and unrealized gain (loss)	(1.30)	(.29)	.85	.74	.33	1.94
Total from investment operations	(1.15)	.03	1.19	1.01	.58	2.15
Less distributions from: Net investment income	(.21)	(.47)	(.31)	(.31)	(.38)	(.48)
Net realized gains	(.13)	(1.63)	(.33)	—	—	—
Total distributions	(.34)	(2.10)	(.64)	(.31)	(.38)	(.48)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.73	$ 10.22	$ 12.29	$ 11.74	$ 11.04	$ 10.84
Total Return (%)[c]	(11.43)**	(.40)	10.28	9.19	5.42	23.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	551	738	761	726	719	702
Ratio of expenses before expense reductions (%)	.96*	.89	.89	.91	.83[d]	.91[d]
Ratio of expenses after expense reductions (%)	.55*	.55	.55	.55	.55[d]	.55[d]
Ratio of net investment income (%)	3.02*	2.82	2.83	2.37	2.35	2.08
Portfolio turnover rate (%)	119**	264	175	108	122[e]	124[e]
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[e] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 ratio represents the Asset Management Portfolio only.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2008, for the Fund's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund may also enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures contracts as an efficient means of managing allocations between assets or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may also utilize futures as part of its global tactical asset allocation overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $10,326,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($3,729,000), March 31, 2011 ($4,041,000), March 31, 2012 ($2,301,000) and March 31, 2013 ($255,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2007 through March 31, 2008, the Fund incurred approximately $29,024,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended September 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $576,351,175 and $652,847,522, respectively. Purchases and sales of US Treasury obligations aggregated $141,075,124 and $152,813,350, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund with respect to the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

The Advisor has voluntarily agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total operating expenses of Institutional Class at 0.55%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended September 30, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $828,223 ($5,891 and $822,332 for Class S and Institutional Class, respectively) and the amount charged aggregated $1,106,036, which was equivalent to an annualized effective rate of 0.33% of the Fund's average daily net assets.

In addition, for the six months ended September 30, 2008, the Advisor reimbursed $523,386 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2008, the Advisor received an Administration Fee of $330,943, of which $48,460 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2008 the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Class S	$ 982	$ —	$ 538
Institutional Class	60	60	—
	$ 1,042	$ 60	$ 538

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,944, of which $1,277 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $3,899 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2008, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 71% and 23%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2008, the Fund's custodian fee was reduced by $2,753 and $1,040 for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	21,716	$ 213,295	53,768	$ 583,399
Institutional Class	1,484,688	15,097,341	8,558,886	98,433,063
		$ 15,310,636		$ 99,016,462
Shares issued to shareholders in reinvestment of distributions
Class S	16,947	$ 152,477	82,668	$ 883,751
Institutional Class	2,282,492	21,479,431	12,318,040	137,271,268
		$ 21,631,908		$ 138,155,019
Shares redeemed
Class S	(40,608)	$ (387,743)	(84,282)	$ (1,031,482)
Institutional Class	(12,901,463)	(133,188,713)	(10,507,314)	(117,955,922)
		$ (133,576,456)		$ (118,987,404)
Redemption fees		$ —		$ 89,752
Net increase (decrease)
Class S	(1,945)	$ (21,971)	52,154	$ 525,420
Institutional Class	(9,134,283)	(96,611,941)	10,369,612	117,748,409
		$ (96,633,912)		$ 118,273,829

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Aberdeen Asset Management, Inc. ("AAMI") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and AAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA and AAMI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and AAMI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and AAMI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to Aberdeen Asset Management Inc., the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class S shares' total (net) operating expenses were expected to be lower than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also has the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23339E 517	23339E 525
Fund Number	812	567

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

DWS Value Builder Fund, Inc.

Treasury Portfolio (Institutional Shares), a series of Investors Cash Trust

Treasury Portfolio (Premier Money Market Shares), a series of Investors Cash Trust

Treasury Portfolio (Investment Class), a series of Investors Cash Trust

Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:                     /s/Michael G. Clark

                           Michael G. Clark

                           President

Date:                    December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                    December 2, 2008

By:                     /s/Paul Schubert

                           Paul Schubert

                           Chief Financial Officer and Treasurer

Date:                    December 2, 2008